                                            SEMI-ANNUAL REPORT |  April 30, 2002


                                                                      The Strong

                                                                          Income

                                                                           Funds

                           [PHOTO APPEARS HERE]

Strong Corporate Bond Fund
Strong Government Securities Fund
Strong High-Yield Bond Fund
Strong Short-Term Bond Fund
Strong Short-Term High Yield Bond Fund

                                                                   [STRONG LOGO]

                                           SEMI-ANNUAL REPORT  |  April 30, 2002

                                                                      The Strong

                                                                          Income

                                                                           Funds

Table of Contents


Investment Reviews

          Strong Corporate Bond Fund ..........................2
          Strong Government Securities Fund ...................4
          Strong High-Yield Bond Fund .........................6
          Strong Short-Term Bond Fund .........................8
          Strong Short-Term High Yield Bond Fund .............10

Bond Glossary ................................................12

Financial Information

          Schedules of Investments in Securities
               Strong Corporate Bond Fund ....................13
               Strong Government Securities Fund .............16
               Strong High-Yield Bond Fund ...................18
               Strong Short-Term Bond Fund ...................22
               Strong Short-Term High Yield Bond Fund ........26
          Statements of Assets and Liabilities ...............29
          Statements of Operations ...........................31
          Statements of Changes in Net Assets ................33
          Notes to Financial Statements ......................35

Financial Highlights .........................................43

Directors and Officers .......................................50

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------
[PHOTO] OF Brad Tank

Fixed Income Market Overview From November 1, 2001 to April 30, 2002

Recessions are rarely even-handed in their impact across the economy, and the most recent downturn in the United States proved to be no exception. While many businesses and industries have sailed through the past year largely unaffected, others seemed to bear the full force of a contracting economy. The contraction in business, capital investment, and inventories was consistent with a severe downturn. The decline in corporate profitability ranks among the worst since World War II. In contrast, though, total economic activity as measured by Gross Domestic Product pulled back just slightly, rendering this a mild recession from a purely statistical perspective.

Why consumer demand remained strong

Buoying the economy through this difficult period was the country's vast service sector and a generally enthusiastic consumer. A number of factors have combined to support consumer spending. These include continued wage gains, only modest increases in unemployment, and a sustained period of low interest rates and rising home prices.

These relatively positive conditions provide a stark contrast to those that preceded the previous downturn in 1990-91. At that time, double-digit home mortgage rates, declining home prices in California and New England, mild wage growth, and meaningfully higher unemployment rates presented consumers with a much harsher set of circumstances. While some observers have expressed concern that consumers today are living on borrowed time, we believe that fear is misplaced, given the great difference between the economic backdrops of the two recessions. Our view is that this recovery will last, though it will almost certainly offer slower growth than we became accustomed to in the late 1990s.

The first year of a recovery typically produces very strong growth -- as there is first a snapback in business inventories, then a surge in consumption, and finally business capital investment. The first stage is resoundingly under way, but it appears the second and third legs are unlikely to materialize with their usual force. While we're confident in a resilient consumer, it's unreasonable to expect a surge from present spending levels, particularly in big-ticket items like cars and homes. Likewise, the severe contraction in corporate profitability has left the business sector very wary of embracing new capital spending.

Slower growth likely ahead

In the 1990s, the U.S. economy benefited from an extraordinary level of business investment, much of it focused on technology and telecommunications equipment. Clearly much of the spending was necessary, but some was reactionary -- a response to the perception of an accelerating pace of change and a fear of falling behind. This trend was not surprising, given a business culture that produced the catch phrases: "early adapter" and "only the paranoid survive." Rising corporate cash flows further supported this heavy capital investment. Corporate cash flows today are down significantly from their peak, and the current attitude toward business investment is much more rational and sober.

Without there being much likelihood of major spending increases from either consumers or businesses, we anticipate that real growth rates are likely to hover in the 2% to 3% range, rather than 4% to 5%. While these slower growth rates do have the advantage of being sustainable over longer periods of time, there is no escaping the fact that slower growth produces continuing challenges in the investment environment. Simply stated, higher growth rates can float a

                                                        (Continued on next page)
lot of boats, while rates as low as 2% can leave many businesses and even some industries sitting at the bottom. As a result, for the foreseeable future, we anticipate the market will be devoid of broad, sustained price moves, with securities prices moving instead based on their individual fundamentals. With respect to investment performance, these conditions will place a heavy premium on good security selection.

Banks a positive factor

Currently, the banking sector is in good health, which again compares favorably with conditions in the early `90s recession. At that time, banks suffered from severe problems relating to troubled loans. Among the results, then, was the failure of a major regional bank.

In the ensuing years, commercial banking in the U.S. has seen tremendous consolidation, producing a handful of large and well-diversified banks that are better-capitalized and more cautious lenders than their predecessors. In addition, banks' real estate portfolios are much more geographically diverse than before. Banks now view corporate lending as a window to bond underwriting and loan syndication. This means that, while the typical corporate lender retains a modest exposure to a borrower on its balance sheet, it pushes much of this exposure into the markets through syndication and underwriting. Therefore, credit problems that manifested themselves on banks' balance sheets at the bottom of the previous credit cycle are visible today in the corporate bond market.

Looking at the bond market

The U.S. bond market over the past six months proved to be remarkably prescient in its assessment of future economic prospects. In the face of a Federal Reserve that continued to ease overnight interest rates in response to weak economic news, market interest rates began the period by heading higher. The yield on the 10-year Treasury note rose from 4.23% on October 31 to 5.40% by late March. Subsequently, market rates have declined, as the consensus opinion came to reflect greater skepticism regarding the strength of the economy's recovery.

The pace of change in short-term interest rates as engineered by the Federal Reserve has been swift over the past year, giving interest-rate risk management a meaningful role in investment performance. While short-term interest rates are substantially lower than they were a year earlier, long-term interest rates are close to the levels that were in place when the Fed began its rate-cutting campaign. We believe that this reflects the market's confidence in the Federal Reserve's ability to maintain a high degree of price stability throughout the business cycle. It's our assessment that such confidence is well-founded, though the Fed's task may become more challenging in the years ahead.

The outlook for inflation

Much attention has been paid to the persistence of low levels of consumer price inflation throughout the past business cycle. Little attention, however, has been paid to the more remarkable tendency of nearly all prices within broad sectors of the economy to converge around the average rate of consumer price inflation. In other words, observed price inflation for food, apparel, housing, transportation, and so on, all tended to land in the 2% to 3% range. In recent years, however, this phenomenon has broken down. Overall price inflation has remained fairly stable, but now it is the result of much more divergent trends in underlying prices.

Recently, for example, we have witnessed higher levels of price inflation in the healthcare and housing sectors, offset by price deflation in sectors such as apparel and transportation. This divergence makes the central bank's

                                                        (Continued on next page)
job more challenging. Monetary policy is a blunt instrument, not a precision tool. Yet it may have to be used to combat unfavorable price trends, even if they only emerge within a few sectors of the economy, in an effort to control overall price inflation. We are, however, confident that the picture for general price inflation remains benign, providing a favorable backdrop for fixed income investing.

Pricing power as a useful indicator

We're also conscious of the significant financial impact that pricing power -- or the lack thereof -- can have on an industry or a business. It is generally a poor proposition to be a creditor of a business that lacks the ability to increase revenues by raising prices for its goods and services. Thus an important part of what we seek to do on your behalf is to identify and weed out those businesses and industries that face the prospect of diminishing pricing power, which can be common in a contracting business cycle, and look elsewhere to invest.

In separating those companies that have pricing power from those that don't, we need to differentiate between long-term, secular trends in the economy, and shorter-term, cyclical considerations. Certain industries, for example, are succeeding in maintaining pricing power now, but over the long term their business conditions may become less favorable. One example of this is automakers. These companies held up very well during the latest recession, and are succeeding in raising their products' ultimate price to consumers, now that fewer rebates and other incentives are needed to move cars off the lots.

So in the short term, we like the prospects for these companies' earnings. For the long term, however, we're being pretty vigilant in monitoring these bonds. Secular issues that could put pressure on automakers' prices in the future include significant excess production capacity, and the constant pressure from consumers to deliver measurably better products before raising prices.

It's also interesting to look at what's happening in the energy sector. Despite a recent rebound, energy companies have generally been through difficult times over the past several years, with a lot of volatility and extended down cycles for some producers. We believe the long term picture for these companies -- and their bonds -- is very positive, notwithstanding some tough price cycles that could be on the horizon. In addition to strengthening demand from the U.S., there are many emerging countries -- growing far faster than our own economy -- that are also sparking greater demand for energy and are likely to continue to do so for some years to come.

We are dedicated to monitoring changing conditions as they affect both the macroeconomic environment and individual bond issuers. On behalf of the entire fixed income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,

[GRAPHIC]

Bradley C. Tank

Strong Corporate Bond Fund
================================================================================

Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in intermediate-maturity bonds issued by U.S. companies. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds) with positive or improving credit fundamentals. The Fund's dollar-weighted average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 20% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment/+/
                            From 12-12-85 to 4-30-02

                                    [GRAPHIC]

 DATE                  The Strong                      Lehman Brothers U.S. Credit               Lipper Corporate Debt
                   Corporate Bond Fund                      BAA Bond Index/*/                   Funds BBB Rated Index/*/
Dec 85                 $10,000                                  $10,000                                 $10,000
Dec 86                  13,399                                   11,800                                  11,595
Dec 87                  13,997                                   12,323                                  11,882
Dec 88                  15,745                                   13,653                                  12,978
Dec 89                  15,800                                   15,517                                  14,342
Dec 90                  14,817                                   16,337                                  15,276
Dec 91                  17,013                                   19,490                                  17,909
Dec 92                  18,612                                   21,322                                  19,362
Dec 93                  21,732                                   24,080                                  21,839
Dec 94                  21,447                                   23,310                                  20,847
Dec 95                  26,892                                   28,606                                  25,052
Dec 96                  28,380                                   29,755                                  26,115
Dec 97                  31,752                                   33,057                                  28,800
Dec 98                  34,053                                   35,320                                  30,526
Dec 99                  33,975                                   35,030                                  30,184
Dec 00                  36,655                                   37,627                                  32,552
Dec 01                  39,160                                   41,469                                  34,978
Apr 02                  38,039                                   41,876                                  35,408

 /+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: How did your Fund perform?

A: The net asset value of the Strong Corporate Bond Fund declined over the six-month period ended April 30, 2002. This downturn was the result of both an increase in general market interest rates over the period, and credit deterioration among some of the companies in whose bonds we have invested.

   Ten-year Treasury yields increased by 85 basis points over the six months, with the majority of this increase occurring in the first two months of the period as investors became less concerned about the economic impact of the September 11 terrorist attacks. The decline in the Fund's NAV since December 2001 has been due to credit deterioration in some of the companies held in the portfolio. Many large issuers in the BBB sector have been affected by the Enron failure, as investors' confidence in the integrity of financial statements has been severely tested.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the period, prices in the corporate bond market were affected by several important political events. First, the September 11 terrorist attacks continued to have a profound impact on investors' willingness to accept credit risk. Fortunately, fears were short-lived, as the economy experienced real growth of 5.8% in the first quarter of 2002, and the early effort in the war against terrorism was successful. The rebound in the economy boosted the Fund's return, as the auto sector outperformed the market in the first quarter.

   However, the political and financial fallout from high-profile bankruptcies has had a more lasting impact. Investors have continued to question the credibility of management and the accuracy of financial reporting, particularly in the telecommunications and power-generation sectors. These events led to a decline in the absolute and relative performance of the Strong Corporate Bond Fund. In addition, the Fund was overweighted in U.S. telecommunications companies and power generators during the period. Bonds issued by companies in these industries have declined more in price than those of other companies due to credit-rating downgrades, earnings weakness, and accounting investigations in the industry.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The two most important risk factors that impact the absolute and relative return of the Fund are interest-rate risk and credit risk. Over the past six months, interest rates rose across the yield curve. However, this had no significant impact on the Fund's total return as we maintained a duration that was at or close to the benchmark duration.

   Industry and credit selection have had a significant impact on the Fund's performance over the past six months. The recovery in economic growth in the first quarter of 2002 helped the overall Baa credit index outperform Treasury securities by 1% during the period. However, bonds issued by companies in the telecommunications and power-generation industries declined sharply due to lower earnings, SEC investigations, and credit-ratings downgrades. The Fund was overweight in these industries, and the underperformance incurred during the period was largely a result of these investments.

Q: What is your future outlook?

A: We expect that the U.S. economy will continue to recover. However, that economic recovery will almost certainly be less robust than what was witnessed in the first quarter of 2002. The recovery will also be uneven in its impact on certain industries. As the economy recovers, the Federal Reserve is likely to slowly begin to increase interest rates. The bond market has begun to forecast this monetary tightening, factoring higher short-term rates into bond prices. Therefore, we would expect only a moderate increase in market interest rates over the next six months.

   The average BBB corporate bond currently yields 2.77% more than comparable Treasury securities --but that average figure can be somewhat misleading because the dispersion of corporate yields is very wide. Bonds from issuers in such defensive industries as supermarkets and railroads are attracting very high prices (and thus offering low yields), while those in troubled sectors such as telecommunications, cable/media, and utilities are historically very inexpensive (and thus are paying high relative yields). This environment leads us to believe that we can provide the most value by finding underappreciated issues from companies in the higher-yielding sectors of the markets.

We appreciate your continued confidence in the Strong Corporate Bond Fund.

Jeffrey A. Koch
Portfolio Co-Manager

John T. Bender
Portfolio Co-Manager

Janet S. Rilling
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
------------------------------------
1-year                        -1.09%
5-year                         5.76%
10-year                        8.20%
Since Fund Inception           8.50%
(12-12-85)

Advisor Class /1/
------------------------------------
1-year                        -1.28%
5-year                         5.52%
10-year                        7.97%
Since Fund Inception           8.26%
(12-12-85)

Institutional Class /2/
------------------------------------
1-year                        -0.64%
5-year                         6.00%
10-year                        8.32%
Since Fund Inception           8.57%
(12-12-85)

Portfolio Statistics
As of 4-30-02

Investor Class
------------------------------------
30-day
annualized yield /3/           7.19%

Advisor Class
------------------------------------
30-day
annualized yield /3/           7.00%

Institutional Class
------------------------------------
30-day
annualized yield /3/           7.71%
Average
effective maturity /4/    11.3 years

Average quality rating /5/       BBB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 4-30-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.04%. Otherwise, the current yield would have been 6.96%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/*/ The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund

Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. government or its agencies. The Fund's dollar-weighted average effective maturity will normally be between five and ten years. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

Growth of an Assumed $10,000 Investment /+/
          From 10-29-86 to 4-30-02

[GRAPHIC]

                   The Strong Government            Lehman Borthers U.S.             Lipper General U.S.
Date                  Securities Fund               Aggregate Bond Index*          Government Funds Index*
Oct 86                   $10,000                          $10,000                         $10,000
Oct 87                    10,399                           10,245                          10,017
Oct 88                    11,510                           11,420                          11,019
Oct 89                    12,721                           12,778                          12,117
Oct 90                    13,652                           13,585                          12,720
Oct 91                    15,486                           15,733                          14,579
Oct 92                    17,339                           17,280                          15,846
Oct 93                    20,136                           19,332                          17,541
Oct 94                    19,262                           18,622                          16,543
Oct 95                    22,509                           21,536                          18,896
Oct 96                    23,544                           22,795                          19,708
Oct 97                    25,674                           24,822                          21,364
Oct 98                    27,997                           27,140                          23,242
Oct 99                    27,986                           27,284                          22,911
Oct 00                    29,941                           29,276                          24,490
Oct 01                    34,396                           33,539                          27,968
Apr 02                    34,322                           33,535                          27,695

 /+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: How did your Fund perform?

A: Market interest rates rose during the past six months by approximately 85 basis points. The increase in the Fund's income level was generally sufficient to offset the change in its share price. The Fund's holdings in mortgage-backed issues and agency debentures helped to cushion the Fund's total return, particularly in recent months. Overall, the Fund held up relatively well, given the rising interest-rate environment.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve's campaign of interest-rate cuts, which began in January
   2001 and continued through the end of 2001, affected the Fund as the Fed cut its short-term target rate to 1.75%. Despite these further cuts from the Fed, however, market interest rates rose, particularly at the end of 2001.

   We believe three factors contributed to this generally rising interest-rate environment. First, after the September 11 attacks, the market anticipated further Fed interest-rate reductions. The November and December cuts had, therefore, already been factored into bond market prices before they occurred. Second, economic activity and equity markets rebounded quickly in the first quarter of 2002, raising the possibility that the Fed would soon begin to raise its short-term rate targets. Finally, at the end of October 2001, the U.S. Treasury eliminated its issuance of 30-year bonds, leading yields to dramatically decline at the time. Some of the increase in rates essentially represents the return to a more normal rate structure as the market has adjusted to the Treasury's action. During this six-month period, such instruments as mortgage-backed securities and agency debentures outperformed Treasuries, as investors sought high-quality securities that also offered attractive yields. Much of this outperformance occurred during January through March 2002.

Q: What investment strategies and techniques impacted your und's performance?

A: Two main factors contributed to the Fund's performance relative to its benchmark. First, the Fund increased its weightings in mortgage-backed securities and agency debentures early this year. These securities have performed very well as they have drawn in investors seeking alternatives to the volatile equity and corporate-bond markets.

   Second, in early November, we reduced the Fund's interest-rate sensitivity, bringing it slightly below the benchmark level, in anticipation of rising rates. This positioning was a modest, positive contribution to the Fund's performance.

Q: What is your future outlook?

A: Although the economy has most likely reached bottom, signs of a sustainable and vigorous recovery are very limited. The Fed is not likely to lower interest rates any further, but we expect short-term interest rates to stay at low levels for an extended period of time. Over the near term, these conditions should be positive for the bond market. In this environment, we expect to focus on modestly increasing the Fund's holdings in mortgage-backed issues and agency debentures. We will also seek to position the Fund for higher interest rates if or when it becomes evident that the Fed is ready to begin raising rates.

We thank you for your investment in the Strong Government Securities Fund, and we appreciate the opportunity to work with you toward your important financial goals.

Bradley C. Tank
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager

Ashok Bhatia
Portfolio Co-Manager


Average Annual Total Returns
As of 4-30-02

Investor Class
----------------------------------
1-year                       8.13%
5-year                       7.34%
10-year                      7.83%
Since Fund Inception         8.28%
(10-29-86)

Advisor Class /1/
----------------------------------
1-year                       7.87%
5-year                       7.04%
10-year                      7.51%
Since Fund Inception         7.96%
(10-29-86)

Institutional Class /2/
----------------------------------
1-year                       8.58%
5-year                       7.62%
10-year                      7.96%
Since Fund Inception         8.37%
(10-29-86)

Portfolio Statistics
As of 4-30-02

Investor Class
----------------------------------
30-day
annualized yield /3/         4.18%

Advisor Class
----------------------------------
30-day
annualized yield /3/         3.98%

Institutional Class
----------------------------------
30-day
annualized yield /3/         4.67%

Average
effective maturity /4/   5.2 years

Average quality rating /5/     AAA

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ Fund shares are neither insured nor guaranteed by the U.S. government.The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/4/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/*/ The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund

Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in lower-quality, high-yield bonds of corporate issuers. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 25% of its net assets in foreign securities.

Growth of an Assumed $10,000 Investment+
       From 12-28-95 to 4-30-02

[GRAPHIC]

                   The Strong High-Yield                    Lehman Brothers U.S.                   Lipper High Current
Date                     Bond Fund                         High-Yield Bond Index/*/                Yield Funds Index/*/

Dec 95                    $10,000                                  $10,000                                $10,000
Jun 96                     11,425                                   10,361                                 10,440
Dec 96                     12,724                                   11,152                                 11,314
Jun 97                     13,607                                   11,801                                 11,968
Dec 97                     14,758                                   12,575                                 12,805
Jun 98                     15,652                                   13,141                                 13,418
Dec 98                     15,211                                   12,810                                 12,795
Jun 99                     15,881                                   13,092                                 13,290
Dec 99                     16,399                                   13,116                                 13,408
Jun 00                     16,516                                   12,958                                 13,151
Dec 00                     15,239                                   12,348                                 12,106
Jun 01                     15,436                                   12,833                                 12,122
Dec 01                     15,131                                   13,000                                 11,980
Apr 02                     15,156                                   13,430                                 12,155

 /+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: How did your Fund perform?

A: During the six months ended April 30, 2002, the Fund underperformed the broad high-yield market, though its performance over longer time periods remained well ahead of the market. In an environment that witnessed recovery from a brief recession, the Fund and the high-yield market in general outperformed the Treasury and investment-grade debt markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Very low short-term interest rates, brought about by aggressive Federal
   Reserve rate cuts throughout 2001, helped to create the conditions for a recovery in both the economy and the capital markets over the past six months. Anticipating this economic recovery, the high-yield market began to rebound from the lows it set in late September and early October 2001.

   Issues sensitive to the economy and the travel industry led the way, with bonds from chemical companies, airlines, automakers, gaming companies, and lodging providers among the best performers. Telecommunications was the worst-performing sector, followed by cable television and utilities. Despite generally favorable market returns over the past six months, the high-yield market has had to deal with default rates at levels not seen since 1991 -- a time when the economy was also recovering from a recession. The bifurcation of the high-yield market -- between distressed or defaulted bonds on one end, and very solid returns on the other -- has created an environment that places a very high premium on issue selection. Stated simply, good issue selection may result in solid returns, while mistakes have the possibility of being severely penalized. There is little middle ground.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We continued to invest in those companies and industries that we believe have the potential to outperform the market as a whole. This approach produced our above-market exposure to the packaging, broadcasting, publishing, and gaming sectors, among others, and bonds from these areas did outperform the broader high-yield market.

      Our underweighting in some cyclical areas of the market hurt performance, as did our overweightings in the cable television and telecommunications sectors. Within the telecommunications sector, we dramatically lowered our exposure to high-yield companies in favor of investment-grade companies. We believe that the higher-grade issues are undervalued relative to the lower-quality bonds. At the same time, we shifted our exposure within the wireless telecommunications industry to align ourselves with affiliates of two of the major investment-grade wireless providers. As a result of these actions, roughly half of our telecommunications allocation is currently in investment-grade issues, and nearly two-thirds of our telecommunication exposure is within the wireless industry.

Q:    What is your future outlook?

A: The past few years have certainly been difficult for the high-yield market. We are, however, optimistic that the next few years will see much improvement. High levels of defaults and distressed debt have weighed on the market in recent years, but this process also laid the groundwork for the recovery that we are currently witnessing. This purging of the lower-quality end of the high-yield market has coincided with more stringent credit standards coming into play. We believe that overall market characteristics are much improved and bode well for future performance.

      A word on the Enron debacle and the accounting scandals that now plague the market: Capitalism is sometimes very brutal. The market is now disciplining companies and individuals who pushed the envelope with complex and, in some cases, fraudulent accounting and corporate structures. Market volatility will likely remain high as the discovery phase of this process unwinds. Going forward, however, we believe the market will reward companies that provide transparent and straightforward disclosure. This process will take some time to work its way through the system, but the end result should be very positive.
      Thank you for your continued investment in the Strong High-Yield Bond
      Fund.

Jeffrey A. Koch
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
------------------------------------------
   1-year                        -5.71%

   3-year                        -2.01%

   5-year                         3.04%

   Since Fund Inception           6.77%
   (12-28-95)

Advisor Class/(1)/
------------------------------------------
   1-year                        -5.94%

   3-year                        -2.33%

   5-year                         2.73%

   Since Fund Inception           6.47%
   (12-28-95)

Institutional Class/(2)/
------------------------------------------
   1-year                        -5.37%

   3-year                        -1.90%

   5-year                         3.11%

   Since Fund Inception           6.83%
   (12-28-95)

Portfolio Statistics
As of 4-30-02

Investor Class
------------------------------------------
   30-day

   annualized yield/(3)/         11.29%

Advisor Class
------------------------------------------
   30-day

   annualized yield/(3)/         10.85%

Institutional Class
------------------------------------------
   30-day

   annualized yield/(3)/         11.75%

Average
effective maturity/(4)/       5.5 years

Average quality rating/(5)/           B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The Fund has a redemption fee of 1.00% against shares that are held for fewer than six months. The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.13%. Otherwise, the current yield would have been 10.72%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/*/ The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
                                                                               7

Strong Short-Term Bond Fund
================================================================================
Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund's dollar-weighted average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P) with positive or improving credit fundamentals. The Fund may also invest up to 25% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment/+/
                             From 8-31-87 to 4-30-02

                              [CHART APPEARS HERE]

                      The Strong          Lehman Brothers             Lipper Short
                      Short-Term      U.S. 1-3 Year Government/     Investment Grade
                      Bond Fund         Credit Bond Index/*/       Debt Funds Average/*/
Aug 87                 $10,000               $10,000                      $10,000
Aug 88                 $11,052               $10,723                      $10,711
Aug 89                 $12,197               $11,750                      $11,752
Aug 90                 $12,537               $12,822                      $12,606
Aug 91                 $13,882               $14,235                      $13,884
Aug 92                 $15,772               $15,681                      $15,250
Aug 93                 $16,961               $16,576                      $16,200
Aug 94                 $17,212               $16,871                      $16,399
Aug 95                 $18,382               $18,138                      $17,511
Aug 96                 $19,676               $19,096                      $18,354
Aug 97                 $21,427               $20,451                      $19,647
Aug 98                 $22,585               $21,934                      $20,898
Aug 99                 $23,418               $22,818                      $21,568
Aug 00                 $24,868               $24,145                      $22,781
Aug 01                 $27,124               $26,569                      $24,859
Apr 02                 $26,288               $27,497                      $25,385

 /+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

      The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circum-stances subsequent to the purchase of the security, such as a change in:
      (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:    How did your Fund perform?

A: During the past six months, the share price of the Strong Short-Term Bond Fund declined, with two separate factors contributing to this decline.

      First, market interest rates rose significantly, even as the Federal Reserve continued to lower overnight money rates. This increase in market interest rates was driven by a quicker-than-expected economic rebound. Most of the increase in interest rates happened in the fourth quarter of 2001, as the market correctly anticipated future economic strength.

      The Fund's return was also hurt by the decline in the price of bonds issued by companies in the telecommunications and energy sectors. While many corporate bonds performed well during the period, the bonds of companies in these industries did not, as they continue to suffer from excessive investment, overcapacity, and declining pricing power.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past six months, a number of political and economic events have roiled the financial markets. The terrorist attacks of September 11 have continued to have a negative impact on the corporate bond market, as banks and other investors have continued to cut back on loan commitments to companies in need of liquidity, despite continued easing by the Federal Reserve. At this point in the economic cycle, banks would typically be willing to extend more credit, but the uncertainty surrounding the war against terrorism has caused many bank lenders and corporate bond investors to reduce their risk tolerance.

      The other major event affecting the financial markets was the collapse of Enron, one of the largest companies in the energy sector. The company was rated investment-grade just before it defaulted on its debt. Concern subsequently spread to other companies and industries, as the SEC began to investigate many companies' accounting disclosures. Industries that have felt the most impact from these investigations include: telecommunications, power generation, and brokerage. We maintained a low allocation to the high-yield sector, but much of the volatility in the market was concentrated in investment-grade names, some of which the Fund had exposure to.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: Early in the recent period, the Fund reduced its overall exposure to changes in interest rates (that is, it shortened its duration). The Fund generally maintained a duration that was at its benchmark level, or slightly shorter.

    We increased our exposure to mortgage and agency bonds. These were some of the best-performing parts of the U.S. bond market, and they contributed positively to the Fund's performance. We decreased our overall exposure to the corporate bond market, and held our exposure to non-investment grade credits to modest levels throughout the period. We also, however, maintained positions in the energy and telecommunications industries, which declined significantly in price due to continued deterioration in business fundamentals. A number of these credits saw their ratings cut during the period. Thus our good decisions with respect to interest rates and asset allocation were more than offset by our poor credit choices in the corporate bond market.

    Throughout the period, we worked to reduce our average position size within the corporate portion of the portfolio. It is our belief that present market volatility in the corporate market requires greater diversification.

Q:  What is your future outlook?

A: The economy is likely to continue to recover throughout 2002, but we believe the recovery will not be as strong as it was in the first quarter, and its benefits will continue to be uneven across industries and companies. In particular, we believe business investment spending will be slow to recover.

    This slow-growth, low-inflation environment is likely to lead the Federal Reserve to be cautious in raising the Federal Funds rate. As the economy continues on a positive path, we would expect the Fed to begin to raise rates before year-end. Bond prices currently indicate that the market anticipates a Federal Funds rate of 3%, a level that seems reasonable. At this point, we believe that the corporate and mortgage sectors offer good value relative to Treasury securities, but successful investing in the corporate market will require more diligence than ever.

    We thank you for your investment in the Strong Short-Term Bond Fund.

    Bradley C. Tank
    Portfolio Co-Manager

    John T. Bender
    Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
-----------------------------------------
   1-year                        -0.87%

   5-year                         4.82%

   10-year                        5.70%

   Since Fund Inception           6.81%
   (8-31-87)

Advisor Class/1/
----------------------------------------
   1-year                        -1.12%

   5-year                         4.52%

   10-year                        5.41%

   Since Fund Inception           6.51%
   (8-31-87)

Institutional Class/2/
----------------------------------------
   1-year                        -0.43%

   5-year                         5.09%

   10-year                        5.83%

   Since Fund Inception           6.90%
   (8-31-87)

Portfolio Statistics
As of 4-30-02

Investor Class
----------------------------------------
   30-day
   annualized yield/3/            5.44%

Advisor Class

   30-day
   annualized yield/3/             5.21%

Institutional Class
-----------------------------------------
   30-day
   annualized yield/3/            5.90%

Average
effective maturity/4/         2.0 years
Average quality rating/5/            AA

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns. The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.04%. Otherwise, the current yield would have been 5.17%, and returns would have been lower.

/4/  The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

 * The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund
================================================================================

Your Fund's Approach
The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in short-and intermediate-term, lower-quality, high-yield bonds of corporate issuers. Lower-quality bonds are those rated in the fifth-highest category (e.g. bonds rated BB through C by S&P). The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's dollar-weighted average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment/+/
                             From 6-30-97 to 4-30-02

              [Chart appears here]

            The Strong
            Short-Term           Short-Term         Lipper High
            High Yield           High Yield        Currentt Yield
             Bond Fund          Bond Index II*      Funds Index*
Jun 97       $10,000               $10,000             $10,000
Sep 97       $10,530               $10,308             $10,539
Dec 97       $10,777               $10,502             $10,699
Mar 98       $11,096               $10,733             $11,169
Jun 98       $11,324               $10,933             $11,211
Sep 98       $11,387               $10,768             $10,365
Dec 98       $11,680               $10,993             $10,691
Mar 99       $11,946               $11,167             $11,032
Jun 99       $12,074               $11,347             $11,104
Sep 99       $12,219               $11,435             $10,909
Dec 99       $12,301               $11,568             $11,202
Mar 00       $12,357               $11,476             $11,032
Jun 00       $12,572               $11,599             $10,988
Sep 00       $12,827               $11,812             $10,903
Dec 00       $12,919               $11,440             $10,115
Mar 01       $13,407               $12,333             $10,461
Jun 01       $13,165               $12,592             $10,128
Sep 01       $12,718               $12,353             $ 9,510
Dec 01       $12,865               $12,714             $10,009
Mar 02       $12,930               $13,086             $10,051
Apr 02       $12,771               $13,262             $10,156

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: In a period that saw a recovery from the brief economic recession, the Fund underperformed its benchmark, but along with the broader high-yield market, outperformed the Treasury and investment-grade debt markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The U.S. economy posted strong growth in the first quarter of 2002. The high-yield market anticipated this economic recovery and began to rebound off the lows it hit in late September and early October 2001. Sectors with strong-performing issues were chemicals, airlines, automakers, and lodging. Telecommunications was the worst-performing sector, followed by cable television and utilities. Despite generally favorable market returns over the past six months, the high-yield market has had to deal with default rates. This sharp division in the high-yield market -- between distressed and defaulted bonds on one side, and solid-returning bonds on the other -- places a very high premium on issue selection. Good issue selection has the ability to produce strong returns, while mistakes may incur harsh penalties.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We employ several strategies as we seek to build a portfolio that can produce a substantial level of current income while also keeping share-price fluctuation at low to moderate levels. Keeping the portfolio's duration short -- less than two years for most of the period -- is one step. We also seek out bonds that we believe will be less volatile than the norm, such as those that have less than two or three years to maturity, floating coupon rates, or higher-than-market coupons with near-term refinancing dates (or call options). Under normal market conditions, these types of bonds should help to mute volatility, but conditions in the high-yield market have been far from normal over the past few years. As a result, even these issues have at times exhibited undesirable levels of volatility.

     As we have mentioned, issue selection was pivotal to performance, and while the Fund was able to benefit from strong performance among many holdings, these gains were more than offset by losses in other areas. While we are not pleased with recent performance, we believe that much of the downside associated with our weaker-performing bonds has already been realized. As a result, we believe that patience going forward will allow the Fund's current yield advantage to work in our favor.

Q:   What is your future outlook?

A: We are quite optimistic that the coming years will be much more positive in the high-yield market than those we have recently experienced. The process of working through high levels of defaults and distressed debt has laid the groundwork for the recovery that we are currently witnessing. There has been a purge of sorts at the lower levels of the high-yield market, and more stringent credit standards are now being applied. As a result, we believe current market characteristics are much higher quality than they were a few years ago, boding well for future performance.

     Our view on the Enron debacle and the related accounting scandals is that capitalism is sometimes very brutal, and indeed the market is now punishing those companies and individuals who pushed the envelope with complex, and occasionally fraudulent, corporate structures and accounting practices. Until the process of identifying all of the problem areas is complete, market volatility is likely to remain high. But as the market rewards straightforward, honest disclosure, more and more companies will strive to offer it. In time, we believe the outcome from this difficult period will be very positive for all the capital markets.

     Thank you for your continued investment in the Strong Short-Term High Yield Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-02

Investor Class
------------------------------------------
   1-year                        -4.71%

   3-year                         1.83%

   Since Fund Inception           5.19%
   (6-30-97)

Advisor Class/1/
-----------------------------------------
   1-year                        -4.96%

   3-year                         1.53%

   Since Fund Inception           4.88%
   (6-30-97)

Portfolio Statistics
As of 4-30-02

Investor Class
-----------------------------------------
   30-day
   annualized yield/2/            7.97%

Advisor Class
-----------------------------------------
   30-day
   annualized yield/2/              7.75%
Average                         2.2 years
effective maturity/3/
Average quality rating/4/             BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

/1/ From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns. The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.10%. Otherwise, the current yield would have been 7.65%, and returns would have been lower.

/3/  The Fund's average effective maturity includes the effect of futures.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

 * The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND
                                                      Shares or
                                                      Principal          Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 87.9%
@Entertainment, Inc. Senior Discount Notes,
   Series B, Zero %, Due 2/01/09
   (Rate Reset Effective 2/01/04) (b)                 $15,100,000    $ 3,020,000
AOL Time Warner, Inc. Bonds,
   7.70%, Due 5/01/32                                   4,300,000      4,034,548
AOL Time Warner, Inc. Notes,
   5.625%, Due 5/01/05                                  5,000,000      4,956,640
AT&T Canada, Inc. Senior Yankee Notes:
   10.625%, Due 11/01/08 (Acquired 7/23/99;
   Cost $22,779,600) (g)                               19,680,000      3,050,400
   12.00%, Due 8/15/07 (Acquired 10/04/99-
   2/16/01; Cost $11,339,688) (g)                       9,950,000      1,641,750
AT&T Corporation Bonds:
   6.50%, Due 3/15/29                                  18,880,000     14,327,466
   8.00%, Due 11/15/31 (b)                              3,450,000      3,041,727
AT&T Corporation Senior Notes,
   7.30%, Due 11/15/11 (b)                              9,150,000      8,406,746
AT&T Wireless Services, Inc. Notes,
   8.125%, Due 5/01/12                                  9,000,000      8,886,564
AT&T Wireless Services, Inc. Senior Bonds,
   8.75%, Due 3/01/31                                   9,395,000      9,231,255
AT&T Wireless Services, Inc. Senior Notes,
   7.875%, Due 3/01/11                                  4,400,000      4,307,116
Abitibi-Consolidated, Inc. Yankee Debentures,
   8.85%, Due 8/01/30                                   8,200,000      8,311,938
Air 2 US Enhanced Equipment Debentures,
   Series A, 8.027%, Due 10/01/19 (b)                   3,939,614      3,909,574
Allfirst Financial, Inc. Subordinated Notes,
   6.875%, Due 6/01/09                                  4,500,000      4,600,026
Allied Waste Industries, Inc. Floating Rate
   Term Loan, Tranche A, 4.30%, Due 7/21/05            11,226,897     11,030,426
Allied Waste North America Corporation
   Senior Subordinated Notes, Series B,
   8.50%, Due 12/01/08                                  4,400,000      4,488,000
American Airlines, Inc. Pass-Thru Trust
   Certificates, Series 1999-1, Class C,
   7.155%, Due 10/15/04                                 2,000,000      2,023,930
Beaver Valley Funding Corporation
   Debentures, 8.625%, Due 6/01/07                      8,254,000      8,562,468
Boston Scientific Notes, 6.625%, Due 3/15/05            4,000,000      4,109,744
Burlington Northern Santa Fe Corporation
   Debentures, 8.125%, Due 4/15/20                      5,250,000      5,872,913
Burlington Northern Santa Fe Corporation
   Notes, 6.75%, Due 7/15/11                              995,000      1,020,801
Burlington Resources Finance Company
   Yankee Bonds, 7.40%, Due 12/01/31 (b)                4,800,000      4,927,766
CILCORP, Inc. Senior Bonds,
   9.375%, Due 10/15/29                                 9,000,000     10,074,960
CalEnergy, Inc. Senior Notes,
   7.63%, Due 10/15/07                                 18,000,000     18,840,438
Canadian Pacific Railroad Company Yankee
   Bonds, 7.125%, Due 10/15/31                          5,000,000      5,054,095
Canadian Pacific Railroad Company Yankee
   Notes, 6.25%, Due 10/15/11                           9,500,000      9,404,325
Capital One Bank Medium-Term Senior
   Notes, Tranche #113, 6.50%, Due 7/30/04              6,500,000      6,579,281
Capital One/Capital I Floating Rate
   Subordinated Capital Income Securities,
   3.41%, Due 2/01/27 (b)                               3,000,000      1,983,510
Case Corporation Notes, 7.25%, Due 8/01/05              2,125,000      1,905,980
Cendant Corporation Notes:
   6.875%, Due 8/15/06                                 10,000,000      9,858,030
   7.75%, Due 12/01/03                                  6,265,000      6,377,582
Charter Communications Holdings LLC/
   Charter Communications Holdings
   Capital Corporation Senior Notes,
   9.625%, Due 11/15/09 (b)                             4,775,000      4,464,625
Citizens Communications Company Senior
   Notes, 9.00%, Due 8/15/31                            9,975,000     10,269,861
Coastal Corporation Senior Debentures:
   7.42%, Due 2/15/37                                   5,036,000      4,656,991
   7.75%, Due 10/15/35                                  7,100,000      6,840,318
Consumers Energy Company Senior Notes,
   6.25%, Due 9/15/06                                   9,500,000      9,453,022
Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-2, Class 2B,
   6.465%, Due 4/15/06                                  1,663,391      1,607,790
DaimlerChrysler North America Holding
   Corporation Notes:
   6.40%, Due 5/15/06                                   8,500,000      8,690,400
   7.25%, Due 1/18/06                                   5,000,000      5,262,195
Delhaize America, Inc. Debentures,
   9.00%, Due 4/15/31                                   7,905,000      9,081,406
Delta Air Lines, Inc. Pass-Thru Certificates,
   Series 1992-B1, 9.375%, Due 9/11/07                  2,159,257      2,225,363
Devon Energy Corporation Senior
   Debentures, 7.95%, Due 4/15/32                       3,825,000      4,064,349
Devon Financing Corporation ULC Notes,
   6.875%, Due 9/30/11                                 12,600,000     12,782,813
El Paso Energy Corporation Medium-Term
   Notes:
   Tranche #2, 7.375%, Due 12/15/12                     8,915,000      9,047,343
   Tranche #3, 6.95%, Due 12/15/07                      6,805,000      6,932,417
Fidelity National Financial, Inc. Notes,
   7.30%, Due 8/15/11                                   2,750,000      2,766,475
First Nationwide Bank Subordinated
   Debentures, 10.00%, Due 10/01/06                     3,460,000      3,829,950
Ford Motor Company Debentures,
   6.375%, Due 2/01/29                                  9,455,000      7,865,785
Ford Motor Company Global Landmark
   Securities, 7.45%, Due 7/16/31                       7,165,000      6,769,399
Ford Motor Credit Company Floating Rate
   Notes, 2.20%, Due 3/13/07                           10,000,000      9,721,420
Ford Motor Credit Company Notes:
   7.50%, Due 3/15/05                                   8,800,000      9,137,154
   7.60%, Due 8/01/05                                   6,075,000      6,302,746
Fort James Corporation Senior Notes,
   6.875%, Due 9/15/07                                  4,500,000      4,329,554
GS Escrow Corporation Floating Rate Senior
   Notes, 2.86%, Due 8/01/03                            2,500,000      2,474,530
GS Escrow Corporation Senior Notes:
   7.00%, Due 8/01/03                                   7,766,000      7,876,642
   7.125%, Due 8/01/05                                  3,635,000      3,659,645
General Electric Capital Corporation Bonds,
   Series A, 6.75%, Due 3/15/32                        20,000,000     19,811,220
General Motors Acceptance Corporation
   Bonds, 8.00%, Due 11/01/31                           7,540,000      7,927,699
General Motors Acceptance Corporation
   Notes, 6.875%, Due 9/15/11                          21,445,000     21,479,205
General Motors Corporation Notes,
   7.20%, Due 1/15/11                                   8,600,000      8,807,466
Georgia-Pacific Corporation Bonds,
   8.875%, Due 5/15/31                                 15,250,000     14,780,346
HCA-The Healthcare Company Debentures:
   7.50%, Due 11/15/95                                  4,500,000      4,079,795
   8.36%, Due 4/15/24                                   4,500,000      4,763,988


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------

                     STRONG CORPORATE BOND FUND (continued)
                                                                   Shares or
                                                                   Principal               Value
                                                                    Amount                (Note 2)
---------------------------------------------------------------------------------------------------
HCA-The Healthcare Company Medium-
   Term Notes, Tranche #4, 8.12%, Due 8/04/03                     $ 5,100,000           $ 5,360,845
HCA-The Healthcare Company Senior
   Notes, 7.125%, Due 6/01/06                                      10,850,000            11,250,332
IPALCO Enterprises, Inc. Notes,
   7.375%, Due 11/14/08 (b)                                         3,000,000             2,865,006
Jones Intercable, Inc. Senior Notes,
   8.875%, Due 4/01/07                                              9,250,000            10,015,465
KN Capital Trust I Pass-Thru Securities,
   Series B, 8.56%, Due 4/15/27                                    17,500,000            17,942,995
Koninklijke KPN NV Senior Yankee Notes,
   7.50%, Due 10/01/05                                              8,500,000             8,748,039
Kroger Company Notes, 6.75%, Due 4/15/12                            9,000,000             9,150,192
Lenfest Communications, Inc. Senior
   Subordinated Notes, 10.50%, Due 6/15/06                          9,450,000            10,811,537
Liberty Property LP Senior Notes,
   7.25%, Due 3/15/11                                               7,785,000             7,987,239
Lockheed Martin Corporation Bonds,
   8.50%, Due 12/01/29                                             17,580,000            20,952,073
MBNA Corporation Senior Medium-Term
   Notes, Series F, 7.50%, Due 3/15/12                              3,100,000             3,209,439
Marathon Oil Corporation Notes,
   6.125%, Due 3/15/12                                              4,500,000             4,416,480
Meritor Automotive, Inc. Notes,
   6.80%, Due 2/15/09                                               6,525,000             6,366,469
Midwest Generation LLC Pass-Thru
   Certificates, Series B, 8.56%, Due 1/02/16                      10,425,000            10,267,113
Mirant Mid-Atlantic LLC, Pass-Thru
   Certificates, Series B, 9.125%, Due 6/30/17                      8,050,750             7,155,258
Morgan Stanley & Company, Inc. Variable
   Rate Traded Custody Receipts:
   7.201%, Due 9/15/11 (b)                                         29,820,000            29,991,495
   7.613%, Due 3/15/12 (b)                                          8,760,000             8,455,432
NRG Energy, Inc. Senior Notes,
   7.50%, Due 6/15/07                                               4,450,000             4,379,512
News America Holdings, Inc. Debentures,
   8.25%, Due 8/10/18                                               4,000,000             4,172,972
News America Holdings, Inc. Senior
   Debentures:
   7.70%, Due 10/30/25                                              2,800,000             2,690,467
   9.25%, Due 2/01/13                                               7,682,000             8,723,372
News America, Inc. Debentures,
   7.25%, Due 5/18/18                                               8,000,000             7,587,728
News America, Inc. Guaranteed Senior
   Debentures, 7.625%, Due 11/30/28                                 4,700,000             4,469,902
Niagara Mohawk Power Corporation Senior
   Notes, 5.375%, Due 10/01/04                                      6,350,000             6,428,619
Northrop Grumman Corporation
   Debentures, 7.75%, Due 3/01/16                                   3,500,000             3,715,201
PG&E National Energy Group, Inc. Senior
   Notes, 10.375%, Due 5/16/11                                      1,600,000             1,674,944
PSEG Energy Holdings, Inc. Senior Notes,
   8.625%, Due 2/15/08                                              3,500,000             3,543,488
Park Place Entertainment Corporation
   Senior Notes, 7.00%, Due 7/15/04                                 3,600,000             3,632,584
Petroleos Mexicanos Guaranteed Notes,
   8.85%, Due 9/15/07                                               2,500,000             2,743,750
Qwest Capital Funding, Inc. Guaranteed
   Bonds, 7.625%, Due 8/03/21                                       9,250,000             6,357,053
Qwest Capital Funding, Inc. Guaranteed
   Notes:
   5.875%, Due 8/03/04                                             10,240,000             8,449,710
   6.25%, Due 7/15/05                                              17,995,000            14,126,075
   7.25%, Due 2/15/11                                               2,100,000             1,526,070
   7.90%, Due 8/15/10                                               4,350,000             3,202,553
Qwest Corporation Notes:
   7.20%, Due 11/01/04                                              5,755,000             5,430,533
   8.875%, Due 3/15/12 (b)                                          5,700,000             5,557,842
Raytheon Company Debentures,
   7.20%, Due 8/15/27                                               7,097,000             7,141,669
Raytheon Company Notes:
   6.15%, Due 11/01/08                                              4,450,000             4,443,912
   6.30%, Due 3/15/05                                               4,625,000             4,759,911
   6.50%, Due 7/15/05                                               4,810,000             4,954,839
   8.20%, Due 3/01/06                                               8,350,000             9,091,230
RJ Reynolds Tobacco Holdings, Inc. Notes:
   7.375%, Due 5/15/03                                             10,050,000            10,358,093
   Series B, 7.75%, Due 5/15/06                                     4,530,000             4,805,288
Service Corporation International Notes,
   6.00%, Due 12/15/05                                              2,400,000             2,169,000
Service Corporation International Variable
   Rate Senior Notes, 6.30%, Due 3/15/20
   (Remarketing Date 3/15/03)                                       4,800,000             4,728,000
Southern Energy, Inc. Senior Notes,
   7.90%, Due 7/15/09 (b)                                           8,395,000             7,231,016
Southern Natural Gas Company Bonds,
   8.00%, Due 3/01/32                                               1,750,000             1,803,006
Sovereign Bancorp, Inc. Senior Notes,
   10.25%, Due 5/15/04                                              6,300,000             6,741,000
Sprint Capital Corporation Bonds,
   8.75%, Due 3/15/32 (b)                                           6,650,000             6,358,930
Sprint Capital Corporation Notes:
   6.00%, Due 1/15/07                                              12,450,000            11,399,917
   7.625%, Due 1/30/11                                             19,550,000            18,435,259
TXU Corporation Senior Notes,
   6.375%, Due 6/15/06                                              4,500,000             4,563,806
Tele-Communications, Inc. Debentures,
   7.875%, Due 8/01/13                                              8,600,000             8,730,883
Tele-Communications, Inc. Senior Notes,
   7.25%, Due 8/01/05                                               8,085,000             8,392,343
Texas Utilities Company Senior Floating
   Rate Notes, Series E, 6.50%, Due 8/16/04
   (Remarketing Date 8/16/02)                                      11,250,000            11,352,746
Texas Utilities Company Senior Notes,
   Series C, 6.375%, Due 1/01/08                                   11,000,000            10,921,702
Time Warner Entertainment Company
   LP Senior Notes:
   8.875%, Due 10/01/12                                             6,050,000             6,612,632
   10.15%, Due 5/01/12                                              5,265,000             6,208,641
Time Warner, Inc. Debentures:
   6.625%, Due 5/15/29                                              8,030,000             6,641,059
   9.125%, Due 1/15/13                                              4,300,000             4,731,238
Toys R Us Corporation Notes,
   7.625%, Due 8/01/11                                              9,050,000             8,433,134
Transocean Sedco Forex Corporation
   Bonds, 7.50%, Due 4/15/31                                        8,400,000             8,552,502
Transocean Sedco Forex Corporation
   Notes, 6.75%, Due 4/15/05                                        9,700,000            10,138,052
Tricon Global Restaurants, Inc. Senior Notes:
   7.45%, Due 5/15/05                                               7,300,000             7,409,500
   7.65%, Due 5/15/08                                               2,515,000             2,552,725
Triton Energy, Ltd. Senior Yankee Notes,
   8.875%, Due 10/01/07                                             7,000,000             7,735,000
Tyco International Group SA Guaranteed
   Yankee Notes:
   5.80%, Due 8/01/06                                               6,900,000             5,750,598
   6.125%, Due 1/15/09                                              7,100,000             5,638,465
   6.375%, Due 6/15/05                                             11,610,000             9,907,510
   6.75%, Due 2/15/11                                               6,500,000             5,245,890


--------------------------------------------------------------------------------

                       STRONG CORPORATE BOND FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                   Amount           (Note 2)
--------------------------------------------------------------------------------
Tyson Foods, Inc. Notes:
  6.625%, Due 10/01/04                          $ 6,200,000    $    6,390,997
  7.25%, Due 10/01/06                             7,880,000         8,194,861
  8.25%, Due 10/01/11                             3,880,000         4,200,220
United Airlines Pass-Thru Trusts Pass-Thru
  Certificates, Series 2000-1, Class A-1,
  7.783%, Due 1/01/14                             8,713,197         8,317,138
Univision Communications, Inc. Guaranteed
  Notes, 7.85%, Due 7/15/11                       1,600,000         1,666,482
Valero Energy Corporation Bonds,
  7.50%, Due 4/15/32                              3,950,000         4,008,808
Valero Energy Corporation Notes,
  7.375%, Due 3/15/06                            12,000,000        12,678,192
WCG Note Trust/WCG Note Corporation,
  Inc. Senior Secured Notes,
  8.25%, Due 3/15/04 (b)                          3,400,000         3,428,495
WMX Technologies, Inc. Bonds,
  7.10%, Due 8/01/26                              3,000,000         3,048,429
WPD Holdings UK Yankee Notes:
  6.50%, Due 12/15/08 (b)                         5,500,000         5,347,584
  6.75%, Due 12/15/04 (b)                         5,000,000         5,156,375
Williams Companies, Inc. Debentures:
  7.50%, Due 1/15/31                              6,195,000         5,654,201
  8.75%, Due 3/15/32 (b)                          3,800,000         3,953,045
Williams Companies, Inc. Notes,
  7.875%, Due 9/01/21                             9,700,000         9,312,611
Williams Companies, Inc. Senior Notes,
  7.75%, Due 6/15/31                              2,600,000         2,440,649
WorldCom, Inc. Bonds, 8.25%, Due 5/15/31         13,225,000         5,828,469
WorldCom, Inc. Notes,
  7.375%, Due 1/15/06 (b)                         6,305,000         3,091,934
Xerox Corporation Senior Notes,
  9.75%, Due 1/15/09 (b)                          4,100,000         3,874,500
Zions Bancorp Subordinated Notes,
  6.50%, Due 10/15/11                             4,925,000         4,826,658
-----------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,110,067,303)                     1,054,318,839
-----------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 1.3%
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1,
  Class 2-P, Due 7/25/10                            259,087           237,159
Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI,
  Class M-2, 8.02%, Due 2/25/27                   5,166,116         5,367,541
Mid-State Trust Virgin Islands Asset-Backed
  Notes, Series 6, Class A-2,
  7.40%, Due 7/01/35                              2,320,728         2,415,856
Salomon Brothers Mortage Securities VII
  Inc. Mortgage Pass-Thru Certificates, Series
  1997-A, Class B3, 7.3887%, Due 10/01/25 (b)     2,789,446         2,668,280
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B-1,
  9.942%, Due 11/30/14 (b)                        5,000,000         4,605,800
-----------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $15,287,166)                       15,294,636
-----------------------------------------------------------------------------
Municipal Bonds 0.1%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - Visionland Alabama Project, 8.00%,
  Due 2/01/21 (Defaulted Effective 2/01/01)       4,000,000           720,000
-----------------------------------------------------------------------------
Total Municipal Bonds (Cost $765,884)                                 720,000
-----------------------------------------------------------------------------
United States Government &
  Agency Issues 3.5%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                13,639            16,128
  14.75%, Due 3/01/10                                 4,318             5,112
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, 13.50%, Due 4/01/11                  15,060            17,516
  GNMA Guaranteed Pass-Thru Certificates,
  15.00%, Due 8/15/11 thru 8/15/12                   44,845            54,646
Small Business Administration Guaranteed
  Loan Interest Only Strips,
  Pool #40013, 2.419%, Due 9/30/17                1,120,558            28,014
United States Treasury Bonds,
  5.375%, Due 2/15/31                            14,510,000        14,054,299
United States Treasury Notes,
  4.875%, Due 2/15/12                            28,730,000        28,258,656
-----------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $42,744,880)                                 42,434,371
-----------------------------------------------------------------------------
Purchased Options 0.0%
  MCI WorldCom, Inc. Call Options:
  (Strike price is $100. Expiration
  date is 6/20/03)                               25,000,000            62,500
-----------------------------------------------------------------------------
Total Purchased Options (Cost $562,500)                                62,500
-----------------------------------------------------------------------------
Preferred Stocks 0.3%
Parmalat Capital Finance 4.15% Series B             253,000         3,795,000
-----------------------------------------------------------------------------
Total Preferred Stocks (Cost $6,363,990)                            3,795,000
-----------------------------------------------------------------------------
Short-Term Investments (a) 5.0%
Corporate  Notes 1.1%
Univision Network Holding LP Subordinated
Notes, 7.00%, Due 12/17/02 (h)                  $ 7,855,000        12,725,100

Repurchase Agreements 3.7%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
  Due 5/01/02 (Repurchase Proceeds
  $43,202,256); Collateralized by:
  United States Government & Agency
  Issues (d)                                     43,200,000        43,200,000
State Street Bank (Dated 4/30/02), 1.50%,
  Due 5/01/02 (Repurchase Proceeds
  $1,314,255); Collateralized  by: United
  States Government & Agency Issues (d)           1,314,200         1,314,200
                                                                  -----------
                                                                   44,514,200

United States Government Issues 0.2%
United States Treasury Bills, Due 5/02/02
  thru 7/11/02 (c)                                1,855,000         1,851,585
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $58,046,005)                    59,090,885
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $1,233,837,728) 98.1%     1,175,716,231
Other Assets and Liabilities, Net 1.9%                             23,215,225
-----------------------------------------------------------------------------
Net Assets 100.0%                                              $1,198,931,456
=============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                  Expiration       Face Amount     Appreciation/
                                    Date             at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
243 Five-Year Treasury Notes        6/02           $25,769,391       $188,514
238 Ten-Year Treasury Notes         6/02            25,123,875        288,285
305 U.S. Treasury  Bonds            6/02            31,205,313        944,985

Sold:
213 U.S. Two-Year Treasury Notes    6/02            44,540,297       (214,388)

                                                                              15


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG GOVERNMENT SECURITIES FUND

                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 102.1%
FHA Insured Project Loan 956-55054,
  2.93%, Due 11/01/12                               $  2,920,250    $  2,361,752
FHLMC Interest Only Participation
  Certificates, 3.50%,
  Due 1/25/04 thru 4/25/04                           425,000,000      15,891,016
FHLMC Medium-Term Notes:
  5.00%, Due 3/13/07                                  10,000,000      10,007,460
  5.75%, Due 4/29/09                                  15,000,000      15,064,740
FHLMC Notes:
  3.25%, Due 1/15/04                                  56,500,000      56,469,659
  3.75%, Due 4/15/04                                  26,680,000      26,833,944
  4.875%, Due 3/15/07                                 32,925,000      33,015,643
  5.75%, Due 1/15/12                                  43,920,000      43,949,470
  6.00%, Due 6/14/06 thru 6/15/11                     51,800,000      52,606,594
FHLMC Participation Certificates:
  6.00%, Due 6/01/32 (e)                              62,000,000      61,079,687
  6.25%, Due 9/15/22                                   3,685,000       3,802,369
  6.50%, Due 1/15/21                                   4,540,000       4,720,546
  6.775%, Due 11/01/03                                   795,737         831,545
  7.00%, Due 5/01/03 thru 1/25/21                      2,014,204       2,074,089
  7.094%, Due 1/01/26                                    746,617         799,114
  7.20%, Due 10/01/06                                 14,904,701      16,059,815
  7.25%, Due 7/01/08                                     224,865         226,446
  7.26%, Due 6/01/06                                   6,366,502       6,985,247
  7.50%, Due 12/01/11                                 25,400,595      27,123,072
  8.00%, Due 7/01/08 thru 4/15/21                     14,833,288      15,698,614
  8.50%, Due 10/01/05 thru 9/15/20                    16,014,055      16,968,922
  9.00%, Due 9/15/05 thru 4/01/21                      9,366,118      10,151,635
  9.30%, Due 7/15/21                                   1,018,540       1,071,916
  9.50%, Due 4/01/07 thru 4/01/25                      2,752,293       3,004,944
  10.00%, Due 10/01/05 thru 2/17/25                   25,991,962      29,111,270
  10.50%, Due 8/01/19 thru 8/01/20                     2,266,084       2,562,343
  14.00%, Due 2/01/12 thru 11/01/12                        3,191           3,778
  14.50%, Due 3/01/11 thru 12/01/11                        2,162           2,573
  14.75%, Due 8/01/11 thru 4/01/13                         1,505           1,783
  15.00%, Due 8/01/11                                     18,190          21,746
FHLMC Variable Rate Participation
  Certificates:
  Pool #611023, 6.33%, Due 10/01/26                    4,223,305       4,383,279
  Pool #786823, 6.096%, Due 7/01/29                   29,553,431      30,352,750
  Pool #865496, 6.952%, Due 5/01/26                    1,202,110       1,233,440
  Series 1582, 5.00%, Due 9/15/08                     11,744,477      12,516,941
  Series T-15, Class A6, 2.05%, Due 11/25/28           5,259,639       5,272,754
  Series T-28, Class A1, 1.995%, Due 9/25/30          10,575,166      10,564,917
  Series T-32, Class A2, 1.92%, Due 3/25/21            4,655,488       4,656,973
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Interest Only
  Pass-Thru Certificates,
  4.50%, Due 3/25/04                                  68,334,000       3,822,433
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  5.00%, Due 7/01/06                                  32,187,020      32,442,720
  5.50%, Due 6/01/17 (e)                              38,990,000      38,581,823
  5.60%, Due 5/01/04 thru 11/01/05                     1,232,511       1,259,532
  6.00%, Due 4/25/17 (e)                              26,790,000      26,944,880
  6.07%, Due 10/01/08                                  6,554,695       6,822,078
  6.125%, Due 11/25/03                                   204,780         211,315
  6.15%, Due 3/01/08                                   1,421,563       1,475,319
  6.292%, Due 5/01/05                                  8,982,668       9,403,750
  6.32%, Due 8/15/08                                  11,500,000      12,091,977
  6.49%, Due 1/01/08                                   4,107,654       4,322,081
  6.50%, Due 6/18/27 thru 4/25/32 (e)                 58,248,000      58,864,182
  6.695%, Due 8/01/05                                  9,719,972      10,284,627
  6.79%, Due 11/01/07                                 10,201,962      10,903,377
  6.83%, Due 5/01/06                                   9,192,500       9,802,953
  6.99%, Due 7/01/09                                     633,469         684,426
  7.00%, Due 9/01/07 thru 4/25/32 (e)                 26,085,310      27,060,075
  7.17%, Due 10/01/09                                  4,270,930       4,665,002
  7.18%, Due 10/01/09                                  3,387,097       3,701,682
  7.46%, Due 5/01/04                                   2,496,104       2,501,972
  7.50%, Due 7/01/03 thru 7/01/15                      4,522,090       4,643,364
  8.00%, Due 4/01/17 thru 11/01/26                    20,887,617      22,343,743
  8.50%, Due 7/01/10 thru 5/01/26                     18,281,298      19,781,895
  8.75%, Due 1/01/10 thru 1/25/21                      2,245,283       2,449,168
  9.00%, Due 11/01/12 thru 7/01/28                    24,196,336      26,332,236
  9.20%, Due 12/25/19                                  2,414,485       2,680,446
  9.25%, Due 4/25/18                                     527,352         584,427
  9.40%, Due 10/25/19                                  1,855,044       2,067,267
  9.50%, Due 6/01/05 thru 12/25/31                    74,634,886      82,999,983
  10.00%, Due 3/25/19 thru 12/01/20                   11,531,110      13,029,228
  10.10%, Due 2/25/18                                  1,333,447       1,520,251
  11.00%, Due 2/01/19 thru 10/15/20                    2,987,180       3,396,205
  11.50%, Due 2/01/19                                    822,264         946,015
  12.00%, Due 7/15/14 thru 1/01/16                     2,534,252       2,918,256
  13.25%, Due 4/01/12                                        416             484
  13.50%, Due 1/01/12                                      3,088           3,549
  14.50%, Due 1/01/12                                      4,499           5,256
  15.50%, Due 10/01/12                                     4,806           5,769
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  Series 2001-T12, Class A3,
  9.50%, Due 8/25/41                                   9,149,152      10,187,009
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Certificates:
  Pool #54844, 4.408%, Due 9/01/27                     8,724,252       8,876,812
  Pool #66414, 6.935%, Due 9/01/28                     7,887,444       8,133,926
  Pool #103102, 4.411%, Due 3/01/18                    1,707,501       1,734,764
  Pool #381990, 7.11%, Due 10/01/09                    4,897,285       5,269,102
  Pool #382476, 3.965%, Due 6/01/07                   14,763,198      14,689,382
  Pool #457277, 7.312%, Due 10/01/27                  11,337,550      11,910,956
  Pool #530074, 7.011%, Due 3/01/30                      937,001         979,820
  Pool #534738, 6.206%, Due 5/01/27                    3,657,781       3,824,142
  Pool #538435, 6.473%, Due 7/01/26                    2,152,907       2,257,650
  Pool #545117, 6.901%, Due 12/01/40                  10,816,885      11,368,681
  Series 1994-M4, Class B,
  8.55%, Due 8/25/26                                     653,248         711,432
  Series 1997-M4, Class C,
  7.3404%, Due 8/17/18                                 5,918,000       6,360,794
  Series 1999-W6, Class A,
  9.2108%, Due 9/25/28                                 4,991,259       5,705,692
  Series 2001-T8, Class A3,
  7.0312%, Due 7/25/41                                19,441,740      20,091,824
  Series 2002-T5, Class A1,
  2.0038%, Due 5/25/32                                58,000,000      57,981,875
FNMA Notes:
  3.875%, Due 7/23/04                                 12,000,000      12,033,624
  4.20%, Due 10/29/04                                  9,830,000       9,902,427
  4.375%, Due 10/15/06                                 8,000,000       7,891,400
  5.00%, Due 1/15/07                                  10,000,000      10,071,800
  5.25%, Due 6/15/06 thru 1/15/09                     67,000,000      67,766,820
  5.75%, Due 2/15/08                                  21,900,000      22,587,682
  6.00%, Due 5/15/08                                  30,900,000      32,216,803
FNMA Stripped Mortgage-Backed Securities:
  Series B, Class B-1, 6.00%, Due 5/01/09              1,186,386       1,218,835
  Series C, Class C-1, 6.00%, Due 5/01/09              1,003,988       1,031,595
  Series K, Class K-1, 6.00%, Due 11/01/08             5,436,642       5,587,310

--------------------------------------------------------------------------------
                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
  Series 161, Class 2, Interest Only,
  8.50%, Due 7/25/22                              $ 1,551,936   $      377,725
  Series 265, Class 2, 9.00%, Due 3/01/24           6,449,708        7,153,410
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Pass-Thru
  Certificates:
  Series GS-1001, Class 1,
  7.022%, Due 1/25/08                                 994,096        1,044,888
  Series GS-1002, Class 1,
  6.71%, Due 7/25/08                                  718,728          749,274
Federal Home Loan Bank Variable Rate
  Notes, 3.179%, Due 4/29/10                        5,000,000        5,025,385
GNMA Guaranteed Pass-Thru Certificates:
  6.50%, Due 5/01/32 thru 6/01/32 (e)              99,590,000      100,855,322
  7.00%, Due 5/01/32 (e)                            6,885,000        7,104,459
  7.50%, Due 12/15/10                               6,468,909        6,895,155
  8.35%, Due 4/15/20                                9,739,475       10,618,838
  8.40%, Due 5/15/20                                5,254,979        5,734,468
  9.00%, Due 12/15/06 thru 12/15/17                23,788,041       26,052,188
  9.50%, Due 10/20/19                               3,773,198        4,170,698
  12.50%, Due 4/15/19                               1,306,350        1,531,083
  13.00%, Due 2/15/11 thru 11/15/14                    42,992           50,590
  13.50%, Due 5/15/11 thru 10/15/12                    12,656           14,973
  14.00%, Due 9/20/14                                  26,261           31,485
  14.50%, Due 10/15/12                                 15,227           18,137
  15.00%, Due 6/15/12 thru 9/15/12                     65,101           79,082
  16.00%, Due 4/15/12                                   8,624           10,515
GNMA Guaranteed Variable Rate Pass-Thru
  Certificates:
  Pool #8333, 6.375%, Due 3/20/18                     721,671          738,548
  Pool #8489, 6.375%, Due 4/20/19                     142,721          146,770
  Pool #8714, 6.625%, Due 11/20/20                  2,738,059        2,839,178
  Pool #8714, 6.75%, Due 8/20/20                    3,970,508        4,108,038
Small Business Administration Guaranteed
  Loan Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17             14,326,259          593,197
  Series 1993-1A, 2.5312%, Due 2/28/18             11,441,968          473,769
Student Loan Marketing Student Loan Trust
  Floating Rate Securities:
  Series 1996-3, Class A-1,
  2.21%, Due 10/25/04                                  95,894           95,972
  Series 1997-1, Class A-1,
  2.18%, Due 10/25/05                               2,218,948        2,222,569
  Series 1998-1, Class A-1,
  2.43%, Due 1/25/07                                9,346,901        9,368,870
  Series 1998-2, Class A-1,
  2.40%, Due 4/25/07                                3,282,865        3,290,468
  Series 2000-1, Class A-1L,
  2.03%, Due 10/27/08                               2,900,837        2,904,323
USGI Federal Housing Authority Variable
  Rate Insured Project Loan, Pool #2040,
  3.025%, Due 11/01/06                              2,559,904        2,491,107
United States Department of Veterans Affairs
  Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates - Vendee Mortgage Trust:
  Series 1992-1, Class 2J, 7.75%, Due 3/15/05       5,371,801        5,431,401
  Series 1995-1, Class 3I, 8.00%, Due 4/15/06       4,120,713        4,148,095
  Series 1995-1, Class 4,
  8.8596%, Due 2/15/25                              4,150,556        4,576,257
  Series 1995-2, Class 3,
  8.7925%, Due 6/15/25                              8,309,381        9,080,035
United States Treasury Bonds:
  5.375%, Due 2/15/31                              23,225,000       22,495,596
  6.00%, Due 2/15/26                               10,800,000       11,149,315
  6.25%, Due 5/15/30                               10,000,000       10,744,540
  6.875%, Due 8/15/25                              16,100,000       18,409,980
  7.50%, Due 11/15/16                              27,000,000       32,042,466
  7.625%, Due 11/15/22                             27,130,000       33,292,552
  8.875%, Due 2/15/19                              10,800,000       14,512,932
  10.375%, Due 11/15/09                            25,000,000       28,995,125
  11.25%, Due 2/15/15                              10,000,000       15,313,290
  12.00%, Due 8/15/13                              10,000,000       13,803,910
  12.75%, Due 11/15/10                             20,000,000       25,558,600
United States Treasury Bonds Stripped
  Principal Payment, 7.50%, Due 11/15/24           41,000,000       10,840,769
United States Treasury Inflation Index
  Notes, 3.375%, Due 1/15/07                       11,222,200       11,643,044
United States Treasury Notes:
  3.50%, Due 11/15/06 thru 1/15/11                 21,618,550       21,875,864
  4.625%, Due 5/15/06                              25,665,000       26,014,891
  4.875%, Due 2/15/12                              44,770,000       44,035,503
  5.75%, Due 11/15/05                              26,500,000       27,959,594
  5.875%, Due 11/15/04                             37,500,000       39,580,088
  6.00%, Due 8/15/09                               51,285,000       54,618,576
  6.625%, Due 5/15/07                              17,000,000       18,585,131
  10.00%, Due 5/15/10                               8,600,000       10,044,198
United States Treasury Securities Stripped
  Interest Payment, Zero %, Due 5/15/13            46,700,000       25,246,674
------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $2,032,143,962)                            2,066,217,599
------------------------------------------------------------------------------
Corporate Bonds 3.7%
Bank of America Corporation Senior
  Notes, 5.25%, Due 2/01/07                         5,000,000        5,000,075
Ford Motor Credit Company Notes,
  7.60%, Due 8/01/05                                9,800,000       10,167,392
General Electric Capital Corporation Bonds,
  Series A, 6.75%, Due 3/15/32                     15,000,000       14,858,415
General Electric Capital Corporation
  Medium-Term Notes,
  Series A, 5.875%, Due 2/15/12                     6,250,000        6,137,431
General Motors Acceptance Corporation
  Notes, 6.875%, Due 9/15/11                        8,530,000        8,543,606
International Finance Corporation Notes,
  4.75%, Due 4/30/07                               18,440,000       18,367,088
Republic of Finland Yankee Bonds,
  4.75%, Due 3/06/07                               12,000,000       11,984,388
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $74,812,898)                            75,058,395
------------------------------------------------------------------------------
Municipal Bonds 0.2%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14             3,100,000        3,751,093
------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,699,265)                              3,751,093
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.2%
Bear Stearns Commercial Mortgage
  Securities, Inc. Commercial Mortgage
  Pass-Thru Certificates, Series 2002-TOP6,
  Class A-2, 6.46%, Due 10/15/36                    4,200,000        4,323,375
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $4,221,969)                          4,323,375
------------------------------------------------------------------------------
Purchased Options 0.0%
MCI WorldCom, Inc. Call Options: (Strike
  price is $100. Expiration date is 6/20/03.)      25,000,000           62,500
United States Treasury Notes Put Options:
  (Strike price is $102. Expiration date
  is 5/24/02.)                                        200,000            9,375
------------------------------------------------------------------------------
Total Purchased Options (Cost $591,525)                                 71,875
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                           April 30, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------
                           STRONG GOVERNMENT SECURITIES FUND (continued)

                                                                Shares or
                                                                Principal           Value
                                                                 Amount            (Note 2)
-------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 6.8%
Repurchase Agreements 4.2%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
 Due 5/01/02 (Repurchase Proceeds
 $82,804,324); Collateralized by: United
 States Government & Agency Issues (d)                      $82,800,000       $   82,800,000
State Street Bank (Dated 4/30/02), 1.50%,
 Due 5/01/02 (Repurchase Proceeds
 $2,971,124); Collateralized by: United
 States Government & Agency Issues (d)                        2,971,000            2,971,000
                                                                              --------------
                                                                                  85,771,000

United States Government &
 Agency Issues 2.6%
FHLMC Participation Certificates,
 9.75%, Due 8/01/02                                             203,899              206,082
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates:
 6.09%, Due 1/01/03                                          11,969,299           12,018,371
 6.53%, Due 7/01/02                                           2,299,298            2,303,113
 8.50%, Due 11/01/02                                              5,847                5,847
Federal Agricultural Mortgage Corporation
 Guaranteed Variable Rate Pass-Thru
 Certificates:
 Series BA-1001, Class 1,
 6.972%, Due 1/25/03                                          1,332,383            1,343,000
 Series CS-1010, Class 1,
 7.429%, Due 7/25/02                                          6,179,777            6,224,194
United States Treasury Bills, Due 5/09/02
 thru 7/11/02 (c)                                             1,200,000            1,198,771
United States Treasury Notes,
 3.625%, Due 7/15/02 (c)                                     27,754,500           28,183,834
                                                                              --------------
                                                                                  51,483,212
-------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $136,729,249)                                 137,254,212
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,252,198,868) 113.0%                   2,286,676,549
Other Assets and Liabilities, Net (13.0%)                                       (263,387,743)
-------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $2,023,288,806
=======================================================================================================


FUTURES
-------------------------------------------------------------------------------------------------------
                                                               Underlying
                                           Expiration          Face Amount         Unrealized
                                              Date              at Value          Appreciation
-------------------------------------------------------------------------------------------------------
Purchased:
667 Five-Year U.S. Treasury Notes             6/02             $70,733,266          $449,999

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------------------------------
                                                                Contracts          Premiums
-------------------------------------------------------------------------------------------------------
Options outstanding at beginning of period                           600            $ 44,251
Options written during the period                                  3,680             730,775
Options closed                                                    (2,780)           (611,188)
Options expired                                                     (800)            (66,081)
Options exercised                                                     --                  --
                                                                  ------            --------
Options outstanding at end of period                                 700            $ 97,757
                                                                  ======            ========
Closed and expired options resulted in a capital loss of $124,589.


-------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------------------------------
                                                                   Contracts
                                                                 (1000 shares         Value
                                                                 per contract)       (Note 2)
-------------------------------------------------------------------------------------------------------
Ninety Day Eurodollar Futures Options:*
 Calls: (Strike price is $98. Expiration date
 is 6/21/02. Premium received is $1,138.)                             25             ($2,187)
 Calls: (Strike price is $98.50. Expiration date
 is 6/21/02. Premium received is $23,325.)                           100              (1,250)
 Puts: (Strike price is $97.75. Expiration date
 is 6/21/02. Premium received is $11,938.)                           125              (4,688)
United States Treasury Bond Futures Options:
 Calls: (Strike price is $108. Expiration date
 is 9/20/02. Premium received is $52,700.)                           100             (54,687)
 Puts: (Strike  price is $99. Expiration date
 is 6/21/02. Premium received is $1,706.)                            150              (2,344)
 Puts: (Strike price is $100. Expiration date
 is 6/21/02. Premium received is $4,050.)                            150              (2,344)
 Puts: (Strike price is $101. Expiration date
 is 6/21/02. Premium received is $2,900.)                             50              (1,563)
                                                                      --             -------

                                                                     700            ($69,063)
                                                                     ===            ========
*2,500 shares per contract

SWAPS
-------------------------------------------------------------------------------------------------------
Open swap contracts at April 30, 2002 consisted of the following:
-------------------------------------------------------------------------------------------------------
                       Notional             Interest            Index             Unrealized
Issuer                  Amount               Sold               Bought           Appreciation
-------------------------------------------------------------------------------------------------------
                                          1 Month USD      ERISA Eligible
ERISA Eligible                            LIBOR - 35           Lehman
(Expires 9/30/02)     $65,000,000         basis points          CMBS/*/           $1,755,000

/*/ Lehman Brothers Investment Grade Index-ERISA Eligible Sub Index
    Collateralized Mortgage-Backed Securities Index Total Return Swap


     STRONG HIGH-YIELD BOND FUND
                                                                Shares or
                                                                Principal           Value
                                                                 Amount            (Note 2)
-------------------------------------------------------------------------------------------------------
Corporate Bonds 93.8%
@Entertainment, Inc. Senior Discount Notes,
 Series B:
 Zero %, Due 7/15/08 (Rate Reset
 Effective 7/15/03)                                            $17,350,000        $3,817,000
 Zero %, Due 2/01/09 (Rate Reset
 Effective 2/01/04) (b)                                         22,250,000         4,450,000
AMC Entertainment, Inc. Senior
 Subordinated Notes:
 9.50%, Due 3/15/09                                              2,000,000         2,020,000
 9.875%, Due 2/01/12 (b)                                         8,040,000         8,220,900
APCOA, Inc. Senior Subordinated Notes,
 14.00%, Due 12/15/06 (Acquired 1/08/02;
 Cost $8,672,700) (b) (g)                                        8,672,700         8,087,293
AT&T Canada, Inc. Senior Discount Yankee
 Notes, Zero %, Due 6/15/08 (Rate
 Reset Effective 6/15/03) (Acquired
 2/05/02-2/07/02; Cost $3,653,375) (g)                          19,375,000         2,712,500
Adelphia Communications Corporation
 Senior Notes:
 10.25%, Due 11/01/06                                            1,570,000         1,350,200
 10.25%, Due 6/15/11                                            11,030,000         9,265,200
 10.875%, Due 10/01/10                                           2,375,000         2,066,250

--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                       Amount          (Note 2)
---------------------------------------------------------------------------------
Air Canada, Inc. Senior Yankee Notes,
   10.25%, Due 3/15/11                               $ 9,820,000      $ 7,561,400
Aladdin Gaming Holdings LLC/Aladdin
   Capital Corporation Senior Discount Notes,
   Zero %, Due 3/01/10 (Rate Reset Effective
   3/01/03) (Defaulted Effective 9/21/01)             13,915,000          487,025
Alamosa Delaware, Inc. Senior Notes,
   13.625%, Due 8/15/11                                7,985,000        6,986,875
Alliance Gaming Corporation Senior
   Subordinated Notes, Series B,
   10.00%, Due 8/01/07                                 9,010,000        9,550,600
Alliance Imaging, Inc. Senior Subordinated
   Notes, 10.375%, Due 4/15/11                         3,800,000        4,075,500
Allied Waste North America, Inc. Senior
   Secured Notes, 8.875%, Due 4/01/08                 12,100,000       12,553,750
Allied Waste North America, Inc. Senior
   Subordinated Notes, Series B,
   8.50%, Due 12/01/08                                 3,000,000        3,060,000
American Lawyer Media, Inc. Senior
   Subordinated Notes, Series B,
   9.75%, Due 12/15/07                                 7,170,000        5,951,100
American Seafood Group LLC Senior
   Subordinated Notes,
   10.125%, Due 4/15/10 (b)                            3,860,000        3,975,800
American Tower Corporation Senior Notes,
   9.375%, Due 2/01/09                                10,530,000        7,528,950
Ameristar Casinos, Inc. Senior Subordinated
   Notes, 10.75%, Due 2/15/09                          5,095,000        5,680,925
Amkor Technology, Inc. Senior Notes:
   9.25%, Due 5/01/06                                    500,000          506,250
   9.25%, Due 2/15/08                                 10,305,000       10,433,812
Anchor Gaming Senior Subordinated
   Notes, 9.875%, Due 10/15/08                         7,000,000        7,831,250
Anchor Glass Container Corporation First
   Mortgage Notes, 11.25%, Due 4/01/05                15,670,000       15,591,650
Anthony Crane Rental Holdings LP/Anthony
   Crane Holdings Capital Corporation
   Senior Discount Debentures, Series B, Zero %,
   Due 8/01/09 (Rate Reset Effective 8/01/03)          8,400,000          210,000
Anthony Crane Rental LP/Anthony Crane
   Capital Corporation Senior Notes,
   10.375%, Due 8/01/08                                  300,000           40,500
Argosy Gaming Company Senior
   Subordinated Notes, 10.75%, Due 6/01/09            10,500,000       11,668,125
Asia Global Crossing, Ltd. Senior Yankee
   Notes, 13.375%, Due 10/15/10
   (Defaulted Effective 2/28/02)                      16,040,000        3,689,200
Atlas Air Worldwide Holdings, Inc.
   Senior Notes:
   9.375%, Due 11/15/06                                9,450,000        7,276,500
   10.75%, Due 8/01/05                                 6,500,000        5,395,000
Avencia Group PLC Yankee Notes,
   11.00%, Due 7/01/09                                13,385,000       14,121,175
Avista Corporation Senior Notes,
   9.75%, Due 6/01/08                                  9,625,000       10,305,468
BRL Universal Equipment LP/BRL Universal
   Equipment Corporation Senior Secured
   Notes, 8.875%, Due 2/15/08                          3,500,000        3,640,000
Beazer Homes USA, Inc. Senior Notes,
   8.375%, Due 4/15/12 (b)                             3,200,000        3,276,000
Boyd Gaming Corporation Senior
   Subordinated Notes, 8.75%, Due 4/15/12 (b)          2,255,000        2,359,294
CSC Holdings, Inc. Senior Notes,
   7.625%, Due 4/01/11                                 6,830,000        6,408,043
Calpine Canada Energy Finance ULC
   Guaranteed Senior Yankee Notes,
   8.50%, Due 5/01/08                                 26,065,000       22,315,289
Calpine Corporation Senior Notes,
   8.50%, Due 2/15/11                                  1,590,000        1,361,825
William Carter Company Senior Subordinated
   Notes, Series B, 10.875%, Due 8/15/11               5,400,000        5,818,500
Charter Communications Holdings LLC/
   Charter Communications Holdings
   Capital Corporation Senior Notes:
   9.625%, Due 11/15/09                               11,000,000       10,285,000
   9.625%, Due 11/15/09 (b)                            5,000,000        4,675,000
   10.00%, Due 4/01/09                                20,410,000       19,491,550
Chattem, Inc. Senior Subordinated Notes,
   8.875%, Due 4/01/08                                 9,395,000        9,488,950
Clark Refining & Marketing, Inc. Senior Notes:
   8.375%, Due 11/15/07                                4,480,000        4,457,600
   8.625%, Due 8/15/08                                 2,000,000        1,990,000
Coinmach Corporation Senior Notes,
   9.00%, Due 2/01/10 (b)                              9,630,000        9,918,900
Collins & Aikman Floorcoverings, Inc.
   Senior Subordinated Notes,
   9.75%, Due 2/15/10 (b)                              3,135,000        3,299,587
Corrections Corporation Senior Notes,
   9.875%, Due 5/01/09 (b) (e)                         2,650,000        2,749,375
Diamond Cable Communications PLC
   Senior Discount Yankee Notes,
   10.75%, Due 2/15/07 (Defaulted
   Effective 4/19/02)                                 10,867,000        3,857,785
Echostar Broadband Corporation Senior
   Notes, 10.375%, Due 10/01/07                        7,260,000        7,822,650
Ekabel Hessen GmbH Senior Yankee Notes,
   14.50%, Due 9/01/10                                 4,000,000        1,260,000
Emmis Communications Corporation
   Senior Discount Notes, Zero %,
   Due 3/15/11 (Rate Reset Effective 3/15/06)         10,750,000        8,129,687
Fairpoint Communications, Inc. Senior
   Subordinated Notes, 12.50%, Due 5/01/10             4,490,000        4,377,750
Flextronics International, Ltd. Senior
   Subordinated Yankee Notes,
   9.875%, Due 7/01/10                                 2,885,000        3,130,225
Foamex LP/Foamex Capital Corporation
   Senior Secured Notes,
   10.75%, Due 4/01/09 (b)                             3,850,000        4,081,000
Fox Family Worldwide, Inc. Senior Discount
   Notes, Zero %, Due 11/01/07 (Rate Reset
   Effective 11/01/02)                                 6,000,000        6,472,500
Fox Family Worldwide, Inc. Senior Notes,
   9.25%, Due 11/01/07                                 2,725,000        2,908,937
Fresenius Medical Care Capital Trust II
   Units, 7.875%, Due 2/01/08                          5,595,000        5,636,962
General Binding Corporation Senior
   Subordinated Notes, 9.375%, Due 6/01/08             6,395,000        5,547,662
Gentek, Inc. Senior Subordinated Notes,
   11.00%, Due 8/01/09                                 4,850,000        1,867,250
Global Crossing Holdings, Ltd. Senior
   Yankee Notes, 9.625%, Due 5/15/08
   (Defaulted Effective 1/28/02)                       9,855,000          197,100
Graham Packaging Holdings Company/GPC
   Capital Corporation II Senior Discount
   Notes, Zero %, Due 1/15/09 (Rate Reset
   Effective 1/15/03)                                 13,140,000       11,497,500
Hanover Equipment Trust Senior Secured
   Notes, 8.75%, Due 9/01/11 (b)                       4,000,000        4,070,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------

                            STRONG HIGH-YIELD BOND FUND (continued)

                                                                   Shares or
                                                                   Principal              Value
                                                                    Amount               (Note 2)
---------------------------------------------------------------------------------------------------
Hercules, Inc. Senior Notes,
   11.125%, Due 11/15/07                                          $ 8,110,000           $ 9,073,062
Hollywood Casino Corporation Senior
   Secured Notes, 11.25%, Due 5/01/07                              10,310,000            11,495,650
Hollywood Casino Shreveport/Shreveport
   Capital Corporation First Mortgage Notes,
   13.00%, Due 8/01/06                                              2,430,000             2,587,950
Hollywood Entertainment Corporation
   Senior Subordinated Notes, Series B,
   10.625%, Due 8/15/04                                            12,130,000            12,433,250
Horizon PCS, Inc. Senior Notes,
   13.75%, Due 6/15/11 (b)                                          7,095,000             5,214,825
Huntsman International LLC Senior Notes,
   9.875%, Due 3/01/09 (b)                                          6,200,000             6,262,000
Hyperion Telecommunications, Inc. Senior
   Secured Notes, Series B, 12.25%, Due 9/01/04
   (Defaulted Effective 3/04/02)                                    2,000,000               430,000
IMC Global, Inc. Senior Notes, Series B,
   11.25%, Due 6/01/11                                              3,925,000             4,415,625
Insight Communications, Inc. Senior
   Discount Notes, Zero %, Due 2/15/11
   (Rate Reset Effective 2/15/06)                                   9,800,000             6,296,500
Insight Health Services Senior Subordinated
   Notes, 9.875%, Due 11/01/11 (b)                                  6,890,000             7,131,150
International Game Technology Senior
   Notes, 8.375%, Due 5/15/09                                       7,750,000             8,234,375
Jazz Casino Company LLC Floating Rate
   Senior Notes, 4.7875%, Due 3/31/08
   (Defaulted Effective 1/04/01)                                      245,869               151,517
Johnson Diversey, Inc. Senior Subordinated
   Notes, 9.625%, Due 5/15/12 (b)                                   5,070,000             5,291,812
Jostens, Inc. Senior Subordinated Notes,
   12.75%, Due 5/01/10                                             12,010,000            13,511,250
K-III Communications Corporation Senior
   Notes, 10.25%, Due 6/01/04                                       3,000,000             2,925,000
La Petite Academy, Inc./LPA Holding
   Corporation Senior Notes, Series B,
   10.00%, Due 5/15/08                                              5,000,000             3,625,000
Lyondell Chemical Company Senior Secured
   Notes, Series A, 9.625%, Due 5/01/07                             6,400,000             6,352,000
MJD Communications, Inc. Senior
   Subordinated Notes, 9.50%, Due 5/01/08                           3,000,000             2,670,000
Magnum Hunter Resources, Inc. Senior
   Notes, 9.60%, Due 3/15/12 (b)                                    6,990,000             7,374,450
Microcell Telecommunications, Inc. Senior
   Discount Yankee Notes, Series B,
   14.00%, Due 6/01/06                                              7,800,000             4,095,000
Mirant Americas Generation, Inc. Senior
   Notes, 8.30%, Due 5/01/11                                        7,200,000             6,888,751
Mohegan Tribal Gaming Authority Senior
   Subordinated Notes, 8.00%, Due 4/01/12 (b)                       6,290,000             6,345,037
Motors and Gears, Inc. Senior Notes,
   Series C, 10.75%, Due 11/15/06                                   7,800,000             7,527,000
NATG Holdings LLC/Orius Capital
   Corporation Senior Subordinated Notes,
   Series B, 12.75%, Due 2/01/10
   (Defaulted Effective 11/21/01)                                   9,745,000               633,425
Nextel Communications, Inc. Senior Notes,
   9.375%, Due 11/15/09                                             5,620,000             3,948,050
Nextmedia Operating, Inc. Senior
   Subordinated Notes, 10.75%, Due 7/01/11 (b)                      5,000,000             5,412,500
Ono Finance PLC Senior Yankee Notes,
   14.00%, Due 2/15/11                                             16,020,000             6,968,700
Oregon Steel Mills, Inc. First Mortgage
   Notes, 11.00%, Due 6/15/03                                      12,350,000            12,427,187
Owens-Brockway Glass Container, Inc. Senior
   Secured Notes, 8.875%, Due 2/15/09 (b)                           8,430,000             8,746,125
PETCO Animal Supplies, Inc. Senior
   Subordinated Notes,
   10.75%, Due 11/01/11 (b)                                         3,250,000             3,526,250
Pacific Gas & Electric Company First
   Mortgage Notes, Series 1993G, 6.25%,
   Due 3/01/04 (Defaulted Effective 4/06/01)                          500,000               497,500
Pacific Gas & Electric Company Senior
   Notes, 7.375%, Due 11/01/05 (Defaulted
   Effective 4/06/01) (b)                                          10,000,000            11,475,000
Panamsat Corporation Notes,
   6.375%, Due 1/15/08                                              8,350,000             8,003,258
Paxson Communications Corporation Senior
   Discount Notes, Zero %, Due 1/15/09
   (Rate Reset Effective 1/15/06) (b)                              14,035,000            10,491,163
Pegasus Satellite Communications, Inc.
   Senior Notes, 12.375%, Due 8/01/06                               4,750,000             2,826,250
Pegasus Satellite Communications, Inc.
   Senior Subordinated Discount Notes,
   Zero %, Due 3/01/07 (Rate Reset
   Effective 3/01/04)                                              10,600,000             4,293,000
Pennsylvania National Gaming, Inc. Senior
   Notes, 8.875%, Due 3/15/10                                       7,950,000             7,989,750
Perry Ellis International, Inc. Senior
   Subordinated Notes, 12.25%, Due 4/01/06                          3,500,000             3,648,750
Pinnacle Entertainment, Inc. Senior
   Subordinated Notes, Series B:
   9.25%, Due 2/15/07                                               5,000,000             4,937,500
   9.50%, Due 8/01/07                                               4,990,000             4,940,100
Plastipak Holdings, Inc. Senior Notes,
   10.75%, Due 9/01/11                                              6,285,000             6,905,644
Premier International Foods PLC Senior
   Yankee Notes, 12.00%, Due 9/01/09                               10,050,000            10,992,188
PRIMEDIA, Inc. Senior Notes,
   8.875%, Due 5/15/11                                              6,800,000             6,018,000
Qwest Capital Funding, Inc. Guaranteed
   Notes, 6.25%, Due 7/15/05                                        8,140,000             6,389,900
Qwest Communications International, Inc.
   Senior Notes, Series B, 7.50%, Due 11/01/08                     16,200,000            12,004,913
Qwest Corporation Debentures,
   7.25%, Due 9/15/25                                               4,035,000             3,133,601
Qwest Corporation Notes,
   8.875%, Due 3/15/12 (b)                                         19,965,000            19,467,073
RailAmerica Transportation Corporation
   Senior Subordinated Notes,
   12.875%, Due 8/15/10                                             3,340,000             3,678,175
Regal Cinemas, Inc. Senior Subordinated
   Notes, 9.375%, Due 2/01/12 (b)                                   2,660,000             2,773,050
Resorts International Hotel & Casino, Inc.
   First Mortgage Notes,
   11.50%, Due 3/15/09 (b)                                          2,000,000             1,955,000
Riverwood International Corporation Senior
   Notes, 10.625%, Due 8/01/07                                      5,750,000             6,080,625
Riverwood International Corporation Senior
   Subordinated Notes, 10.875%, Due 4/01/08                        10,705,000            11,213,487
Rural Cellular Corporation Senior
   Subordinated Notes, 9.75%, Due 1/15/10 (b)                       3,875,000             3,196,875
SBA Communications Corporation Senior
   Notes, 10.25%, Due 2/01/09                                       5,800,000             4,205,000
SC International Services, Inc. Senior
   Subordinated Notes, 9.25%, Due 9/01/07                           7,170,000             6,632,250
Scientific Games Corporation Senior
   Subordinated Notes, Series B,
   12.50%, Due 8/15/10                                              5,300,000             5,989,000

20

--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Service Corporation International Notes:
   6.00%, Due 12/15/05                           $ 5,000,000     $  4,518,750
   6.875%, Due 10/01/07                            5,000,000        4,425,000
   7.70%, Due 4/15/09                              5,240,000        4,768,400
Silgan Holdings, Inc. Senior Subordinated
   Notes, 9.00%, Due 6/01/09 (b)                   3,050,000        3,183,438
Solectron Corporation Senior Notes,
   9.625%, Due 2/15/09                             7,990,000        8,109,850
Southern Energy, Inc. Senior Notes,
   7.90%, Due 7/15/09 (b)                          7,140,000        6,150,025
Spanish Broadcasting System, Inc. Senior
   Subordinated Notes, 9.625%, Due 11/01/09       13,110,000       13,929,375
Spectrasite Holdings, Inc. Senior Discount
   Notes, Zero %, Due 4/15/09 (Rate Reset
   Effective 4/15/04)                             15,000,000        5,100,000
Standard Pacific Corporation Senior Notes,
   9.25%, Due 4/15/12                              3,950,000        4,029,000
Steel Dynamics, Inc. Senior Notes,
   9.50%, Due 3/15/09 (b)                          1,910,000        2,024,600
Steel Heddle Manufacturing Company
   Senior Subordinated Notes, 10.625%,
   Due 6/01/08 (Defaulted Effective 1/04/01)       5,000,000                0
Stewart Enterprises, Inc. Senior Subordinated
   Notes, 10.75%, Due 7/01/08                      2,650,000        2,931,563
Stoneridge, Inc. Senior Notes,
   11.50%, Due 5/01/12 (b)                         3,925,000        4,086,906
Swift Energy Company Senior Notes,
   9.375%, Due 5/01/12                             2,650,000        2,716,250
TeleCorp PCS, Inc. Senior Subordinated
   Discount Notes, Zero %, Due 4/15/09
   (Rate Reset Effective 4/15/04)                  1,300,000        1,170,000
TeleCorp PCS, Inc. Senior Subordinated
   Notes, 10.625%, Due 7/15/10                    15,245,000       17,455,525
Telewest Communications PLC Senior
   Yankee Discount Debentures,
   11.00%, Due 10/01/07                           18,510,000       10,087,950
Telewest Communications PLC Senior
   Yankee Discount Notes, Zero %,
   Due 4/15/09 (Rate Reset Effective 4/15/04)      2,800,000        1,127,000
Tesoro Escrow Corporation Senior Notes,
   9.625%, Due 4/01/12 (b)                         2,015,000        2,070,413
Tesoro Petroleum Corporation Senior
   Subordinated Notes, Series B,
   9.625%, Due 11/01/08                            3,685,000        3,786,338
Town Sports International, Inc. Senior
   Notes, Series B, 9.75%, Due 10/15/04           11,650,000       12,043,188
Transwestern Publishing Company LP/TWP
   Capital Corporation II Senior Subordinated
   Notes, Series F, 9.625%, Due 11/15/07          11,680,000       12,337,000
Tri-State Outdoor Media Group, Inc. Senior
   Notes, 11.00%, Due 5/15/08
   (Defaulted Effective 11/14/01)                  7,700,000        5,351,500
Tritel PCS, Inc. Senior Subordinated Notes,
   10.375%, Due 1/15/11                            1,400,000        1,561,000
Triton PCS, Inc. Senior Subordinated
   Discount Notes, Zero %, Due 5/01/08
   (Rate Reset Effective 5/01/03)                  3,040,000        2,690,400
Triton PCS, Inc. Senior Subordinated Notes:
   8.75%, Due 11/15/11                             5,075,000        4,770,500
   9.375%, Due 2/01/11                             3,395,000        3,301,638
UCAR Finance, Inc. Senior Notes,
   10.25%, Due 2/15/12 (b)                         5,980,000        6,323,850
United Industries Corporation Senior
   Subordinated Notes, Series B,
   9.875%, Due 4/01/09                            11,900,000       12,138,000
United Rentals North America,Inc.
   Senior Notes, Series B, Due 4/15/08            12,305,000       13,597,025
   10.75%,
Venetian Casino Resort LLC/Las Vegas
   Sands, Inc. Secured Mortgage Notes,
   12.25%, Due 11/15/04                            8,240,000        8,806,500
Venetian Casino Resort LLC/Las Vegas
   Sands, Inc. Senior Subordinated Notes,
   14.25%, Due 11/15/05                           16,895,000       18,014,294
Vicar Operating, Inc. Senior Subordinated
   Notes, 9.875%, Due 12/01/09 (b)                 3,290,000        3,536,750
Voicestream Wireless Corporation/
   Voicestream Wireless Holdings
   Corporation Senior Discount Notes,
   Zero %, Due 11/15/09 (Rate Reset
   Effective 11/15/04)                             7,758,000        6,555,510
Voicestream Wireless Corporation/
   Voicestream Wireless Holdings Corporation
   Senior Notes, 10.375%, Due 11/15/09             4,394,000        4,767,490
Von Hoffman Corporation Senior Notes,
   10.25%, Due 3/15/09 (b)                         6,145,000        6,452,250
Western Financial Bank Subordinated
   Debentures, 9.625%, Due 5/15/12                   765,000          769,781
Westport Resources Corporation
   Guaranteed Notes, 8.25%, Due 11/01/11           4,155,000        4,300,425
Wheeling Island Gaming, Inc. Senior Notes,
   10.125%, Due 12/15/09 (b)                       3,200,000        3,344,000
WorldCom, Inc. Notes:
   7.50%, Due 5/15/11                              7,100,000        3,341,984
   7.75%, Due 4/01/07                              4,775,000        2,303,938
XO Communications, Inc. Senior Discount
   Notes, Zero %, Due 12/01/09 (Rate Reset
   Effective 12/01/04) (Defaulted
   Effective 12/31/01)                             1,000,000          102,500
XO Communications, Inc. Senior Notes
   (Defaulted Effective 12/31/01:
   10.50%, Due 12/01/09                            6,000,000          870,000
   10.75%, Due 11/15/08                            1,000,000          138,750
   10.75%, Due 6/01/09                            15,820,000        2,293,900
Xerox Corporation Senior Notes,
   9.75%, Due 1/15/09 (b)                         10,575,000        9,993,375
Yell Finance BV Senior Discount Yankee
   Notes, Zero %, Due 8/01/11 (Rate Reset
   Effective 8/01/06)                              4,000,000        2,820,000
Yell Finance BV Senior Yankee Notes,
   10.75%, Due 8/01/11                             6,465,000        7,111,500
-----------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,075,718,524)                       991,900,043
-----------------------------------------------------------------------------
Convertible Bonds 1.7%
Adelphia Communications Corporation
   Subordinated Notes, 3.25%, Due 5/01/21          5,430,000        4,330,425
Amkor Technology, Inc. Notes,
   5.00%, Due 3/15/07                              3,750,000        2,957,812
Solectron Corporation Bonds:
   Zero %, Due 5/08/20                             5,000,000        2,918,750
   Zero %, Due 11/20/20                            5,000,000        2,362,500
Total Renal Care Holdings, Inc. Subordinated
   Notes, 5.625%, Due 7/15/06                      4,900,000        5,365,500
-----------------------------------------------------------------------------
Total Convertible Bonds (Cost $16,930,153)                         17,934,987
-----------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 0.2%
Aircraft Lease Portfolio Securitization Pass-
   Thru Trust Certificates, Series 1996-1,
   Class D, 12.75%, Due 6/15/06 (Defaulted
   Effective 10/15/01)                             4,298,934          730,819

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount      (Note 2)
------------------------------------------------------------------------------
First Boston Mortgage Securities Corporation
   Interest Only Mortgage Pass-Thru
   Certificates, Series 1992-4, Class A5,
   0.625% Due 10/25/22                                 $ 2,429,784  $   31,903
Salomon Brothers Mortgage Securities VII,
   Inc. Mortgage Pass-Thru Certificates,
   Series 1997-A, Class B3,
   7.3887%, Due 10/01/25 (b)                             1,815,787   1,736,914
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $6,038,845)                          2,499,636
------------------------------------------------------------------------------
Preferred Stocks 1.7%
Adelphia Communications Corporation
   13.00% Series B Exchangeable                             53,750   4,259,687
Dobson Communications Corporation
   12.25% Senior Exchangeable                                3,509   2,710,703
Global Crossing Holdings, Ltd.
   10.50% Senior Exchangeable (Defaulted
   Effective 1/28/02)                                       72,622         726
Intermedia Communications, Inc.
   13.50% Series B Exchangeable                              9,534   4,576,211
Rural Cellular Corporation
   11.375% Series B Senior Exchangeable                      1,265     550,275
Rural Cellular Corporation
   12.25% Junior Exchangeable                               13,894   5,852,848
XO Communications, Inc.
   14.00% Senior Exchangeable (Defaulted
   Effective 12/31/01)                                     491,124       4,911
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $53,293,448)                           17,955,361
------------------------------------------------------------------------------
Common Stocks 0.0%
JCC Holding Company (f)                                     60,942     259,004
OpTel, Inc. Non-Voting (Acquired
   2/07/97-5/07/98; Cost $603,030)(b)(f)(g)                 17,325         173
------------------------------------------------------------------------------
Total Common Stocks (Cost $841,871)                                    259,177
------------------------------------------------------------------------------
Warrants 0.1%
Aladdin Gaming Enterprises, Inc.,
   Expire 3/01/10 (Acquired 1/06/00-3/28/01;
   Cost $1,392)(b)(g)                                      139,150       1,391
GT Group Telecom, Inc., Expire 2/01/10
   (Acquired 1/27/00-1/04/01;
   Cost $996,390)(b)(g)                                     21,075      42,150
Horizon PCS, Inc., Expire 10/01/10(b)                        7,000     210,875
iPCS, Inc., Expire 7/15/10(b)                                4,000      40,500
Jostens, Inc., Expire 5/01/10(b)                            10,945     221,636
Leap Wireless International, Inc.,
   Expire 4/15/10(b)                                        10,000       6,250
Ono Finance PLC, Expire 5/31/09
   (Acquired 4/29/99; Cost$151,500)(b)(g)                    3,000       1,125
Ono Finance PLC, Expire 3/16/11
   (Acquired 7/17/01; Cost $0)(b)(g)                        16,020       6,008
Sirius Satellite Radio, Inc., Expire 5/15/09(b)             10,500     106,313
Ubiquitel, Inc., Expire 4/15/10(b)                           5,000     185,625
XM Satellite Radio, Inc., Expire 3/15/10                     2,500      76,250
------------------------------------------------------------------------------
Total Warrants (Cost $1,913,166)                                       898,123
------------------------------------------------------------------------------
Short-Term Investments (a) 1.4%
Corporate Bonds 0.0%
Hyperion Telecommunications, Inc. Senior
   Discount Notes, Series B, 13.00%,
   Due 4/15/03 (Defaulted Effective 3/04/02)           $10,500,000     262,500
Repurchase Agreements 1.4%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
   Due 5/01/02 (Repurchase Proceeds
   $12,500,653); Collateralized by: United
   States Government & Agency Issues(d)                 12,500,000  12,500,000
State Street Bank (Dated 4/30/02), 1.50%,
   Due 5/01/02 (Repurchase Proceeds
   $2,071,585); Collateralized by: United
   States Government & Agency Issues(d)                  2,071,500   2,071,500
                                                                   -----------
                                                                    14,571,500
United States Government Issues 0.0%
United States Treasury Bills, Due 7/18/02(c)               200,000     199,263
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,801,776)                     15,033,263
------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,179,537,783) 98.9%      1,046,480,590
Other Assets and Liabilities, Net 1.1%                              11,194,521
------------------------------------------------------------------------------
Net Assets 100%                                                 $1,057,675,111
==============================================================================

FUTURES
------------------------------------------------------------------------------

                                                      Underlying
                                         Expiration   Face Amount    Unrealized
                                             Date      at Value    Depreciation
--------------------------------------------------------------------------------
Sold:
125 Ten-Year U.S. Treasury Notes             6/02     $13,195,313     $160,094


                           STRONG SHORT-TERM BOND FUND

                                                   Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 44.8%
AOL Time Warner, Inc. Notes:
   5.625%, Due 5/01/05                           $14,000,000       $13,878,592
   6.15%, Due 5/01/07                              4,900,000         4,756,998
AT&T Canada, Inc. Senior Yankee Notes:
   10.625%, Due 11/01/08 (Acquired 7/23/99;
   Cost $16,783,750)(g)                           14,500,000         2,247,500
   12.00%, Due 8/15/07 (Acquired 8/23/99-
   5/22/01; Cost $25,517,812)(g)                  22,375,000         3,691,875
AT&T Corporation Senior Notes,
   6.50%, Due 11/15/06 (b)                        11,000,000        10,551,310
AT&T Wireless Services, Inc. Senior Notes,
   7.50%, Due 5/01/07                              4,450,000         4,453,800
Allied Waste Industries, Inc. Floating Rate
   Term Loan, Tranche A, 4.30%, Due 7/21/05        9,430,848         9,265,808
Bank of America Corporation Senior Notes,
   5.25%, Due 2/01/07                              5,800,000         5,800,087
Beaver Valley Funding Corporation
   Debentures, 8.625%, Due 6/01/07                 9,860,000        10,228,488
Boyd Gaming Corporation Senior Notes,
   9.25%, Due 10/01/03                             7,000,000         7,280,000
CMS Energy Corporation Senior Notes,
   8.375%, Due 7/01/13
   (Remarketing Date 7/01/03)                     10,000,000        10,203,380
Capital One Bank Medium-Term Senior
   Notes, Tranche #113, 6.50%, Due 7/30/04         5,000,000         5,060,985
Cendant Corporation Notes:
   6.875%, Due 8/15/06                             3,000,000         2,957,409
   7.75%, Due 12/01/03                             6,540,000         6,657,524
Chase Manhattan Corporation Floating Rate

   Subordinated Notes, 5.25%, Due 12/30/09        13,640,000        13,642,728

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Citizens Communications Company Senior
  Notes, 6.375%, Due 8/15/04                        $ 5,000,000    $  5,070,975
Coastal Corporation Senior Notes,
  7.50%, Due 8/15/06                                  3,000,000       3,090,000
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06 (b)             2,714,916       2,843,877
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07 (b)             2,713,144       2,876,480
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06              10,400,000      10,632,960
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07                 8,637,028       8,901,451
  Series 1993-A1, 9.875%, Due 4/30/08                10,437,193      11,182,669
ESAT Telecom Group PLC Senior Yankee
  Notes, Series B, 11.875%, Due 12/01/08             10,240,000      11,701,955
El Paso Energy Corporation Medium-Term
  Notes, 6.95%, Due 12/15/07                         13,165,000      13,411,501
Ford Motor Credit Company Floating
  Rate Notes:
  2.20%, Due 3/13/07                                 10,639,000      10,342,619
  3.815%, Due 10/25/04                                5,000,000       5,007,515
Ford Motor Credit Company Notes,
  7.60%, Due 8/01/05                                  9,000,000       9,337,401
Fort James Corporation Senior Notes,
  6.875%, Due 9/15/07                                 6,400,000       6,157,587
GS Escrow Corporation Floating Rate Senior
  Notes, 2.86%, Due 8/01/03                           8,000,000       7,918,496
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                          15,000,000      15,507,795
HCA-The Healthcare Company
  Medium-Term Notes:
  Tranche #4, 8.12%, Due 8/04/03                      1,625,000       1,708,112
  Tranche #13, 6.73%, Due 7/15/45                     4,750,000       4,821,198
HCA-The Healthcare Company Senior
  Notes, 7.125%, Due 6/01/06                         13,500,000      13,998,109
Huntington Capital I Variable Rate Capital
  Income Securities, 2.6213%, Due 2/01/27             8,000,000       6,377,976
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06             4,425,000       5,062,545
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 3.12%, Due 8/05/29 (b)                 10,500,000      10,366,377
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes,
  4.91%, Due 4/15/11 (b)                             12,500,000      10,000,000
News America, Inc. Bonds,
  6.703%, Due 5/21/34                                11,620,000      12,058,399
Northern Trust Company Medium-Term
  Bank Notes, Tranche #47,
  7.50%, Due 2/11/05                                  3,000,000       3,254,346
PSEG Energy Holdings, Inc. Senior Notes,
  8.625%, Due 2/15/08                                 5,500,000       5,568,337
Protective Life United States Funding Trust
  Funding Agreement-Backed Notes,
  5.875%, Due 8/15/06 (b)                             7,000,000       7,119,343
Qwest Capital Funding, Inc.
  Guaranteed Notes:
  5.875%, Due 8/03/04                                 7,315,000       6,036,097
  6.25%, Due 7/15/05                                 11,595,000       9,102,075
Qwest Corporation Notes:
  6.125%, Due 11/15/05                                2,000,000       1,780,460
  7.20%, Due 11/01/04                                 1,000,000         943,620
Raytheon Company Notes:
  5.70%, Due 11/01/03                                 7,095,000       7,237,929
  6.75%, Due 8/15/07                                  6,600,000       6,850,450
Safeway, Inc. Notes, 7.25%, Due 9/15/04               9,300,000       9,892,187
Shoppers Food Warehouse Corporation
  Senior Notes, 9.75%, Due 6/15/04                   12,000,000      12,617,028
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC
  Pass-Thru Certificates, Series A,
  8.40%, Due 5/30/12 (b)                              9,000,000       7,740,000
Spintab AB Floating Rate Subordinated
  Yankee Notes, 2.50%, Due 12/29/49 (b)              30,000,000      30,013,980
Sprint Capital Corporation Notes:
  6.00%, Due 1/15/07                                  3,820,000       3,497,806
  7.90%, Due 3/15/05 (b)                              5,000,000       4,900,000
Star Capital Trust I Floating Rate Securities,
  2.765%, Due 6/15/27                                10,000,000       8,733,410
TXU Corporation Senior Notes,
  6.375%, Due 6/15/06                                10,395,000      10,542,391
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                  4,500,000       4,703,220
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                 10,770,000      10,931,550
Triton Energy, Ltd. Senior Yankee Notes,
  8.875%, Due 10/01/07                                3,485,000       3,850,925
Triumph Capital CBO I, Ltd./Triumph
  Capital CBO I, Inc. Senior Secured
  Floating Rate Notes, Class A-2,
  2.6175%, Due 6/15/11 (b)                           18,000,000      17,942,400
Tyco International Group SA Yankee Notes:
  5.80%, Due 8/01/06                                  7,200,000       6,000,624
  5.875%, Due 11/01/04                                5,000,000       4,216,300
  6.375%, Due 6/15/05                                 3,000,000       2,560,080
Tyson Foods, Inc. Notes,
  7.25%, Due 10/01/06                                 9,000,000       9,359,613
USA Waste Services, Inc. Senior Notes,
  7.00%, Due 10/01/04                                 1,200,000       1,235,585
United States Tobacco Floating Rate Term
  Loan, 4.50%, Due 2/16/05                            8,356,501       8,460,957
Valero Energy Corporation Notes,
  7.375%, Due 3/15/06                                10,000,000      10,565,160
WMX Technologies, Inc. Bonds,
  7.10%, Due 8/01/26                                  5,485,000       5,573,544
WMX Technologies, Inc. Notes,
  6.375%, Due 12/01/03                                8,000,000       8,123,176
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                                 4,810,000       4,815,926
Wells Fargo & Company Corporation Senior
  Notes, 5.125%, Due 2/15/07                          7,500,000       7,480,365
WorldCom, Inc. Notes,
  7.375%, Due 1/15/06 (b)                             9,200,000       4,511,625
WorldCom, Inc. Senior Notes,
  6.40%, Due 8/15/05                                  1,500,000         750,560
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $592,937,358)                           545,963,550
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 17.0%
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru Certificates:
  Series 1995-MD4, Class A-1,
  7.10%, Due 8/13/29                                 25,931,604      27,661,358
  Series 1996-MD6, Class A-1A,
  6.72%, Due 11/13/29                                 2,258,556       2,324,997
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                                 5,410,000       5,661,887
Bank of America Commercial Mortgage,
  Inc. Interest Only Asset-Backed
  Certificates, Series 2001-PB1, Class XP,
  1.5755%, Due 5/11/35 (b)                           37,000,000       3,860,824

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Chase Mortgage Finance Corporation
   Mortgage Pass-Thru Certificates:
   Series 1990-G, Class A-Z1,
   9.50%, Due 12/25/21                                $   185,232    $   185,232
   Series 1992-M, Class B4,
   7.8727%, Due 12/25/23                                  686,766        683,762
Chase Mortgage Finance Corporation
   Variable Rate Mortgage Pass-Thru
   Certificates, Series 1992-2, Class B2,
   7.95%, Due 8/28/23 (Acquired 9/27/96-
   9/03/97; Cost $1,038,698) (b) (g)                    1,034,103      1,007,927
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates, Series 1993-3, Class B1,
   7.00%, Due 3/25/08 (b)                                 877,614        889,764
Collateralized Mortgage Obligation Trust 47,
   Class E, Principal Only, Due 9/01/18                   560,536        435,709
Commercial Resecuritization Trust Floating
   Rate Bonds, Series 2001-ABC2, Class A2,
   3.0075%, Due 2/21/13 (b)                            13,000,000     13,000,000
ContiMortgage Home Equity Loan Trust
   Interest Only Senior Strip Certificates,
   Series 1996-2, Class A,
   0.6573%, Due 7/15/27 (b)                            31,813,324        109,358
ContiSecurities Residual Corporation
   ContiMortgage Net Interest Margin Notes,
   Series 1997-A, 7.23%, Due 7/16/28 (b)                2,192,332         23,305
Countrywide Home Loans, Inc. Mortgage
   Pass-Thru Trusts, Series 1998-18,
   Class II-A-1, 6.75%, Due 11/25/28                    6,784,717      6,932,725
Delta Funding Home Equity Loan Trust
   Interest Only Variable Rate Asset-Backed
   Certificates, Series 2000-4, Class IO,
   9.25%, Due 12/15/03                                 28,540,541      2,724,730
Drexel Burnham Lambert Collateralized
   Mortgage Obligation Trust, Series T,
   Class T-4, 8.45%, Due 9/20/19                        4,488,856      4,522,053
Eastman Hill Funding 1, Ltd. Interest Only
   Bonds, Series 1A, Class A2,
   0.834%, Due 9/28/31 (b)                             75,000,000      3,209,250
GE Capital Commercial Mortgage
   Corporation Interest Only Variable Rate
   Commercial Mortgage Pass-Thru
   Certificates, Series 2001-2, Class X-2,
   1.2556%, Due 8/11/33                                75,000,000      4,406,250
GE Capital Commercial Mortgage
   Corporation Interest Only Variable Rate
   Pass-Thru Certificates, Series 2001-1,
   Class X-2, 0.9536%, Due 5/15/33 (b)                100,000,000      4,789,063
GMAC Commercial Mortgage Securities,
   Inc. Interest Only Floating Rate Mortgage
   Pass-Thru Certificates, Series 2001-C2,
   Class X-2, 0.9441%, Due 4/15/34 (b)                 67,720,000      3,033,856
GMBS, Inc. Countrywide Funding
   Certificates, Series 1990-1, Class Z,
   9.25%, Due 1/28/20                                     625,446        624,342
GS Mortgage Securities Corporation
   Variable Rate Mortgage Participation
   Securities, Series 1998-1, Class A,
   8.00%, Due 9/20/27 (b)                               4,607,767      4,987,465
GSR Mortgage Loan Trust Mortgage Loan
   Pass-Thru Certificates, Series 2002-1,
   Class A-1, 5.9773%, Due 3/25/32                      9,387,010      9,510,214
Green Tree Home Improvement Loan Trust
   Home Equity Loan Certificates, Series
   1998-E, Class M-2, 7.27%, Due 6/15/28                6,500,000      6,752,137
Greenwich Capital Acceptance, Inc. Variable
   Rate Mortgage Pass-Thru Certificates,
   Series 1991-1, Class A, 5.7914%,
   Due 2/25/21 (Acquired 4/18/96;
   Cost $1,173,566) (b) (g)                             1,150,555      1,144,802
JP Morgan Chase Commercial Mortgage
   Securities Corporation Interest Only
   Mortgage Pass-Thru Certificates,
   Series 2001-CIB2, Class X2,
   0.9964%, Due 4/15/35 (b)                           125,000,000      6,480,863
Merrill Lynch Mortgage Investors, Inc. Senior
   Subordinated Pass-Thru Certificates, Series
   1994-A, Class A-5, 7.0048%, Due 2/15/24              7,322,483      7,603,923
Morgan Stanley Capital I, Inc. Interest Only
   Variable Rate Commercial Mortgage Pass-
   Thru Certificates, Series 1999-WF1,
   Class X, 0.9979%, Due 11/15/31 (b)                  91,787,991      3,701,360
Option One Mortgage Securities Corporation
   Net Interest Margin Trust Bonds, Series
   1999-2, 9.66%, Due 6/26/29 (b)                       1,640,724      1,607,909
Prudential Home Mortgage Securities
   Company Mortgage Pass-Thru
   Certificates, Series 1992-21, Class B-2,
   7.50%, Due 8/25/07                                     645,433        662,376
Railcar Leasing LLC Senior Secured Notes,
   Series 1, Class A-1, 6.75%, Due 7/15/06 (b)         15,688,111     16,412,196
Residential Funding Mortgage Securities I,
   Inc. Mortgage Pass-Thru Certificates, Series
   1998-S25, Class A-2, 6.25%, Due 10/25/13            11,717,356     11,940,279
Resolution Trust Corporation Mortgage
   Pass-Thru Securities, Inc. Variable Rate
   Certificates, Series 1991-11, Class 1-L,
   8.625%, Due 10/25/21                                 2,950,366      2,946,575
Rural Housing Trust 1987-1 Senior Mortgage
   Pass-Thru Subordinated Certificates,
   Class 3B, 7.33%, Due 4/01/26                         4,740,003      4,951,629
Ryland Mortgage Securities Corporation IV
   Variable Rate Collateralized Mortgage
   Bonds, Series 2, Class 3-A,
   12.0231%, Due 6/25/23                                  547,404        546,624
SL Commercial Mortgage Trust Mortgage
   Interest Only Pass-Thru Certificates, Series
   1997-C1, Class A, 6.875%, Due 7/25/04 (b)            9,759,960     10,162,038
Salomon Brothers Commercial Mortgage
   Trust Interest Only Variable Rate Pass-Thru
   Certificates, Series 2001-C1, Class X-2,
   1.2464%, Due 12/18/35                              115,000,000      6,900,000
Salomon Brothers Mortgage Securities VI,
   Inc. Stripped Coupon Mortgage Pass-Thru
   Certificates, Series 1987-3, Class A,
   Principal Only, Due 10/23/17                           644,665        570,816
Sequoia Mortgage Trust Adjustable Rate
   Asset-Backed Certificates, Series 3,
   Class M-1, 6.85%, Due 6/25/28                       11,127,300     11,480,143
Shearson Lehman Pass-Thru Securities, Inc.
   Asset Trust Variable Rate Pass-Thru
   Certificates, Series 1988-3, Class A,
   6.4266%, Due 9/15/18                                 2,166,280      2,207,891
Structured Asset Securities Corporation
   Floating Rate Mortgage Pass-Thru
   Certificates, Series 1998-RF2, Class A,
   8.5217%, Due 7/15/27 (b)                             8,411,326      9,041,628
Structured Mortgage Asset Residential Trust
   Pass-Thru Certificates, Series 1992-5,
   Class BO, Principal Only, Due 6/25/23                  187,606        164,150

-------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount      (Note 2)
-------------------------------------------------------------------------------
Structured Mortgage Trust Commercial
   Mortgage-Backed Securities, Series 1997-2,
   Class A, 6.8035%,Due 1/30/06 (Acquired
   5/12/98; Cost $1,293,558) (b) (g)                  $ 1,308,158  $  1,230,486
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $205,005,596)                      207,091,896
-------------------------------------------------------------------------------
United States Government &
   Agency Issues 22.9%
FHLMC Adjustable Rate Participation
   Certificates,Pool #865496,
   6.952%, Due 5/01/26                                  2,172,777     2,229,405
FHLMC Debentures, 4.875%, Due 3/15/07                  28,750,000    28,829,149
FHLMC Participation Certificates:
   6.50%, Due 5/01/04                                      61,170        62,423
   7.50%, Due 12/01/11                                  9,913,580    10,526,276
   8.50%, Due 1/01/05 thru 9/01/17                      3,267,391     3,556,956
   9.00%, Due 5/01/06 thru 8/01/18                      3,381,266     3,727,672
   9.50%, Due 3/01/11 thru 12/01/22                     5,714,347     6,329,824
   10.25%, Due 7/01/09 thru 1/01/10                       184,494       203,766
   10.50%, Due 1/01/16 thru 7/01/19                     3,497,822     3,946,355
   10.75%, Due 9/01/09 thru 11/01/10                      172,055       191,056
   11.25%, Due 11/01/09                                   191,673       215,160
FNMA Guaranteed Mortgage Pass-Thru
   Certificates:
   8.00%, Due 3/01/13 thru 9/01/23                     23,567,265    25,262,874
   8.50%, Due 11/01/12 thru 2/01/23                    10,175,896    11,059,399
   9.00%, Due 10/01/22 thru 11/01/24                   11,741,792    12,880,197
   9.50%, Due 2/15/11                                   3,110,237     3,422,932
   11.00%, Due 10/15/20                                 9,893,266    11,238,907
   12.00%,  Due 3/01/17                                 1,630,774     1,864,772
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Interest Only
   Variable Rate Pass-Thru Certificates,
   Series 1995-G2, Class IO, 0.196%, Due 5/25/20        3,297,017       955,838
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   9.40%, Due 10/25/19                                  3,975,094     4,429,857
   10.00%, Due 6/25/19                                  4,524,577     5,113,895
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Trust, Series
   2002-T4, Class A4, 9.50%, Due 12/25/41              25,336,652    28,210,778
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate
   Pass-Thru Trust, Series 2002-T6,
   Class A4, 6.7787%, Due 3/25/41                       5,000,000     5,167,187
FNMA Notes:
   3.875%, Due 7/23/04                                 10,000,000    10,028,020
   4.375%, Due 10/15/06                                 3,975,000     3,921,039
   5.25%, Due 3/22/07                                   1,085,000     1,098,374
   6.00%, Due 5/15/08                                  12,500,000    13,032,688
FNMA Stripped Mortgage-Backed
   Interest Only Securitie, Series 1993-M1,
   Class N, 0.84%, Due 4/25/20                          1,747,722           542
FNMA Stripped Mortgage-Backed
   Securities, Series 107, Class 1, Principal
   Only, Due 10/25/06                                     444,618       432,307
GNMA Guaranteed Pass-Thru Certificates:
   7.50%, Due 12/15/07 thru 2/15/13                    15,189,088    16,147,415
   8.00%, Due 12/15/08                                    708,392       752,657
   8.50%, Due 5/15/10                                     536,037       569,035
   9.00%, Due 12/15/17 thru 11/15/24                    8,682,925     9,570,667
   9.75%, Due 9/15/05 thru 11/15/05                       612,130       650,957
   10.00%, Due 2/20/18                                    200,899       225,962
   11.50%, Due 4/15/13                                     36,207        41,521
   12.50%, Due 4/15/19                                  9,127,246    10,697,413
Small Business Administration Guaranteed
   Loan Interest Only Variable Rate Certificates,
   Group #0190, 3.1109%, Due 7/30/18                    4,975,281       155,478
USGI Federal Housing Authority Variable
   Rate Insured Project Loan, Pool
   Banco 85, 7.44%, Due 11/24/19                        1,629,596     1,660,151
United States Treasury Notes:
   3.00%, Due 1/31/04                                   2,440,000     2,438,858
   3.50%, Due 11/15/06                                 33,195,000    31,976,146
   4.875%, Due 2/15/12                                  7,100,000     6,983,517
-------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $273,519,885)                                279,807,425
-------------------------------------------------------------------------------
Preferred Stocks 0.4%
Parmalat Capital Finance 4.15% Series B                   300,000     4,500,000
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,546,233)                              4,500,000
-------------------------------------------------------------------------------
Short-Term Investments (a) 13.2%
Corporate Bonds 5.6%
MidAmerican Energy Company
   Medium-Term Notes, Tranche #2,
   7.375%, Due 8/01/02                                $10,000,000    10,119,220
Swedbank Floating Rate Debt Unit
   (Medium-Term Structured Enhanced
   Return Trusts 1996, Series R-35),
   2.75%, Due 11/10/02 (b)                             10,000,000     9,975,000
Ultramar Credit Corporation Guaranteed
   Notes, 8.625, Due 7/01/02                            5,000,000     5,047,870
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02 (h)                      19,730,000    31,962,600
Waste Management, Inc. Notes,
   6.625%, Due 7/15/02                                 10,625,000    10,676,202
                                                                    -----------
                                                                     67,780,892
Money Market Funds 1.6%
Strong Heritage Money Fund -
   Institutional Class (i)                             19,000,000    19,000,000

Municipal Bonds 1.0%
New York Dormitory Authority Revenue -
   Mount Sinai and NYU Hospitals Project,
   6.10%, Due 7/01/26 (Putable at $100 and
   Rate Reset Effective 5/02/02)                       12,000,000    12,000,000

Non-Agency Mortgage &
   Asset-Backed Securities 0.1%
Mid-State Trust II Mortgage-Backed Notes,
   Series 2, Class A4, 9.625%, Due 4/01/03             1,487,000      1,527,796

Repurchase Agreements 4.8%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
   Due 5/01/02 (Repurchase Proceeds
   $55,202,883); Collateralized by: United
   States Government & Agency Issues (d)               55,200,000    55,200,000
State Street Bank (Dated 4/30/02), 1.50%,
   Due 5/01/02 (Repurchase Proceeds
   $3,447,544); Collateralized by: United
   States Government & Agency Issues (d)                3,447,400     3,447,400
                                                                   ------------
                                                                     58,647,400
United States Government &
   Agency Issues 0.1%
FHLMC Participation Certificates:
   8.50%, Due 6/01/02                                       3,010         3,043
   9.75%, Due 8/01/02                                     363,191       367,083

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
United States Treasury Bills, Due 5/02/02
  thru 6/13/02 (c)                                  $1,000,000    $      998,913
                                                                  --------------
                                                                       1,369,039
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $160,195,121)                     160,325,127
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,239,204,193) 98.3%        1,197,687,998
Other Assets and Liabilities, Net 1.7%                                21,266,396
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $1,218,954,394
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                     Expiration    Face Amount     Appreciation/
                                        Date        at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
283 Five-Year U.S. Treasury Notes       6/02       $30,011,266       $290,641
150 Ninety-Day Eurodollars              12/03       35,647,500          9,950

Sold:
155 Ten-Year U.S. Treasury Notes        6/02        16,362,188        (82,065)
367 Two-Year U.S. Treasury Notes        6/02        76,743,141       (244,440)


                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 80.1%
AT&T Canada, Inc. Senior Yankee Notes,
  12.00%, Due 8/15/07 (Acquired 6/05/98-
  7/21/99; Cost $4,620,000) (g)                       $ 4,000,000    $   660,000
Allied Waste Industries, Inc. Floating Rate
  Term Loan, Tranche A, 4.30%, Due 7/21/05              3,243,749      3,186,983
Allied Waste North America, Inc. Senior
  Notes, Series B, 7.625%, Due 1/01/06                  8,500,000      8,436,250
Anchor Gaming Senior Subordinated Notes,
  9.875%, Due 10/15/08                                  7,500,000      8,390,625
Atlas Air Worldwide Holdings, Inc. Senior
  Notes, 10.75%, Due 8/01/05                            3,500,000      2,905,000
Avista Corporation Notes,
  6.25%, Due 11/24/03                                   4,250,000      4,270,761
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                  10,448,000     10,865,920
Calpine Corporation Senior Notes,
  8.25%, Due 8/15/05                                    8,350,000      7,521,237
Celestica International Senior Subordinated
  Yankee Notes, 10.50%, Due 12/31/06                   10,260,000     10,773,000
Chesapeake Energy Corporation Senior
  Notes, 7.875%, Due 3/15/04                            5,600,000      5,754,000
Clark Oil & Refining Corporation Senior
  Notes, 9.50%, Due 9/15/04                             1,750,000      1,750,000
Dillards, Inc. Notes, 6.43%, Due 8/01/04                3,695,000      3,653,561
ESAT Telecom Group PLC Senior Yankee
  Notes, Series B, 11.875%, Due 12/01/08                3,060,000      3,496,873
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.50%, Due 2/15/04                 5,000,000      4,987,420
Fleming Companies, Inc. Senior Subordinated
  Notes, Series B, 10.50%, Due 12/01/04                 1,500,000      1,546,875
Fox Family Worldwide, Inc. Senior Notes,
  9.25%, Due 11/01/07                                  13,178,000     14,067,515
FrontierVision Operating Partners LP/
  FrontierVision Capital Corporation Senior
  Subordinated Notes, 11.00%, Due 10/15/06              2,500,000      2,437,500
GS Escrow Corporation Floating Rate Senior
  Notes, 2.86%, Due 8/01/03                             1,500,000      1,484,718
GS Escrow Corporation Senior Notes,
  7.00%, Due 8/01/03                                    4,000,000      4,056,988
Gap, Inc. Notes, 5.625%, Due 5/01/03                    5,695,000      5,640,169
Giant Industries, Inc. Senior Subordinated
  Notes, 9.75%, Due 11/15/03                              854,000        854,000
Global Crossing Holdings, Ltd. Senior
  Yankee Notes, 9.625%, Due 5/15/08
  (Defaulted Effective 1/28/02)                         2,330,000         46,600
Graham Packaging Holdings Company/GPC
  Capital Corporation I Floating Rate Notes,
  5.5525%, Due 1/15/08                                  1,000,000        865,000
Guess, Inc. Senior Subordinated Notes,
  Series B, 9.50%, Due 8/15/03                          2,170,000      2,050,650
HCA-The Healthcare Company
  Medium-Term Notes, Tranche #12,
  6.63%, Due 7/15/45                                    1,800,000      1,806,525
HMH Properties Senior Secured Notes,
  Series A, 7.875%, Due 8/01/05                         3,450,000      3,458,625
Hercules, Inc. Notes, 6.625%, Due 6/01/03               7,550,000      7,587,750
Hollinger International Publishing, Inc.
  Guaranteed Senior Subordinated Notes,
  9.25%, Due 2/01/06                                    3,690,000      3,809,925
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                    4,200,000      4,683,000
K. Hovnanian Enterprises, Inc. Subordinated
  Notes, 9.75%, Due 6/01/05                             1,000,000      1,008,000
IMC Global, Inc. Notes:
  6.55%, Due 1/15/05                                    3,500,000      3,373,006
  7.625%, Due 11/01/05                                  5,000,000      4,919,835
Levi Strauss & Company Variable Rate Term
  Loan, Tranche B, 5.11%, Due 8/29/03                   1,555,844      1,555,844
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                    3,000,000      3,064,227
MJD Communications, Inc. Floating Rate
  Notes, 6.1763%, Due 5/01/08                           5,000,000      3,625,000
Magnum Hunter Resources, Inc. Senior
  Notes, 10.00%, Due 6/01/07                            4,330,000      4,557,325
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                                   2,000,000      1,985,708
Mandalay Resort Group Senior
  Subordinated Notes, 6.75%, Due 7/15/03                2,900,000      2,943,500
NS Group, Inc. Senior Notes,
  13.50%, Due 7/15/03                                   3,568,000      3,621,520
NTL, Inc. Senior Notes, Series A,
  12.75%, Due 4/15/05
  (Defaulted Effective 4/19/02)                         4,500,000      1,777,500
Olympus Communications LP/Olympus
  Capital Corporation Senior Notes,
  10.625%, Due 11/15/06                                 4,300,000      4,149,500
Oregon Steel Mills, Inc. First Mortgage
  Notes, 11.00%, Due 6/15/03                            8,161,000      8,212,006
Pacific Gas & Electric Company First
  Mortgage Notes, Series 1993C,
  6.25%, Due 8/01/03                                    2,520,000      2,507,400
Panamsat Corporation Notes,
  6.125%, Due 1/15/05                                   3,695,000      3,648,129
Park Place Entertainment Corporation
  Senior Subordinated Notes,
  7.875%, Due 12/15/05                                  4,080,000      4,161,600
Paxson Communications Corporation
  Floating Rate Term Loan B,
  5.26%, Due 7/11/06                                    1,985,000      2,002,369

--------------------------------------------------------------------------------------------
                     STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
                                                                Shares or
                                                                Principal          Value
                                                                  Amount          (Note 2)
--------------------------------------------------------------------------------------------

Pegasus Media & Communications, Inc.
  Senior Subordinated Notes, Series B,
  12.50%, Due 7/01/05                                          $ 8,995,000      $ 7,623,263
Plains Resources, Inc. Senior Notes, Series B,
  10.25%, Due 3/15/06                                            2,013,000        2,088,487
Price Communications Wireless, Inc. Senior
  Subordinated Notes, 11.75%, Due 7/15/07                        5,000,000        5,337,500
Qwest Capital Funding, Inc. Guaranteed
  Notes, 5.875%, Due 8/03/04                                       870,000          717,895
Qwest Corporation Notes:
  7.20%, Due 11/01/04                                            2,600,000        2,453,412
  7.625%, Due 6/09/03                                           11,060,000       10,731,496
Riverwood International Corporation
  Floating Rate Term Loan B,
  4.71%, Due 12/31/06                                            6,000,000        6,045,000
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Yankee Notes, Series B,
  10.00%, Due 3/15/05                                            2,880,000        3,096,000
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07                         5,060,000        4,680,500
Service Corporation International Variable
  Rate Senior Notes, 6.30%, Due 3/15/20
  (Remarketing Date 3/15/03)                                     7,500,000        7,387,500
Shoppers Food Warehouse Corporation
  Senior Notes, 9.75%, Due 6/15/04                               5,000,000        5,257,095
Snyder Oil Corporation Senior Subordinated
  Notes, 8.75%, Due 6/15/07                                      3,565,000        3,720,969
Steel Dynamics, Inc. Floating Rate Term
  Loan, 5.84%, Due 3/15/08                                       2,000,000        2,020,000
Stewart Enterprises, Inc. Notes, 6.40%,
  Due 5/01/13 (Remarketing Date 5/01/03)                         5,020,000        5,045,100
Telewest Communications PLC Senior
  Yankee Discount Debentures,
  11.00%, Due 10/01/07                                           5,000,000        2,725,000
Town Sports International, Inc. Senior
  Notes, Series B, 9.75%, Due 10/15/04                           6,230,000        6,440,262
Triad Hospitals, Inc. Floating Rate Term
  Loan B, 4.85%, Due 1/04/08                                     3,978,182        4,027,909
Triton Energy, Ltd./Triton Energy
  Corporation Senior Notes,
  9.25%, Due 4/15/05                                             1,000,000        1,105,000
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Secured Mortgage Notes,
  12.25%, Due 11/15/04                                           9,761,000       10,432,069
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Senior Subordinated Notes,
  14.25%, Due 11/15/05                                           2,000,000        2,132,500
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Notes, 10.375%, Due 11/15/09                            5,446,000        5,908,910
WMX Technologies, Inc. Notes,
  8.00%, Due 4/30/04                                               715,000          752,440
WorldCom, Inc. Notes:
  7.375%, Due 1/15/06 (b)                                       10,000,000        4,903,940
  7.50%, Due 5/15/11                                             1,000,000          470,702
  7.875%, Due 5/15/03                                            3,000,000        2,250,570
XO Communications, Inc. Senior Notes,
  12.50%, Due 4/15/06 (Defaulted
  Effective 12/31/01)                                            5,000,000          706,250
--------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $314,472,772)                                       296,219,708
--------------------------------------------------------------------------------------------
Convertible Bonds 1.4%
Solectron Corporation Bonds:
  Zero %, Due 5/08/20                                          $ 5,000,000     $  2,918,750
  Zero %, Due 11/20/20                                           5,000,000        2,362,500
--------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $5,215,662)                                         5,281,250
--------------------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 1.0%
Lehman Relocation Mortgage Trust
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1997-2, Class B1,
  7.1263%, Due 6/28/26 (Acquired 10/26/98;
  Cost $1,420,663) (b) (g)                                       1,701,393        1,271,037
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-M1, Class E,
  8.4099%, Due 6/25/22 (Acquired 11/19/98;
  Cost $991,980) (b) (g)                                         1,022,660        1,030,628
Salomon Brothers Mortgage Securities VII,
  Inc. Floating Rate Mortgage Pass-Thru
  Certificates, Series 1994-5, Class B2,
  6.6272%, Due 4/25/24                                           1,203,178        1,216,987
--------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $3,789,101)                                                    3,518,652
--------------------------------------------------------------------------------------------
Preferred Stocks 2.8%
CSC Holdings, Inc. 11.125% Series M                                 96,903        9,084,656
Intermedia Communications, Inc. 13.50%
  Exchangeable, Series B                                             2,668        1,280,640
--------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $13,484,989)                                        10,365,296
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 12.6%
Corporate Bonds 11.0%
Browning Ferris Industries, Inc. Notes,
  6.10% Due 1/15/03                                              $ 500,000          499,230
CMS Energy Corporation Notes,
  8.125%, Due 5/15/02                                            4,500,000        4,505,684
Century Communications Corporation
  Senior Discount Notes,
  Zero %, Due 3/15/03                                            4,000,000        3,450,000
Hyperion Telecommunications, Inc.
  Senior Discount Notes, Series B,
  13.00%, Due 4/15/03 (Defaulted
  Effective 3/04/02)                                             9,100,000          227,500
Interpool, Inc. Notes, 6.625%, Due 3/01/03                       5,000,000        4,993,750
Fort James Corporation Notes, Series A,
  7.86%, Due 12/17/02                                            1,750,000        1,755,486
R&B Falcon Corporation Senior Notes,
  Series B, 6.50%, Due 4/15/03                                   7,200,000        7,375,500
Southern California Edison Company First
  Mortgage Notes, Series 1993-J,
  5.625%, Due 10/01/02                                           2,450,000        2,437,750
USA Waste Services, Inc. Senior Notes,
  6.50%, Due 12/15/02                                            2,500,000        2,536,080
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                                 6,400,000       10,368,000
Waste Management, Inc. Notes,
  6.625%, Due 7/15/02                                            2,500,000        2,512,048
                                                                                ------------
                                                                                 40,661,028
Repurchase Agreements 1.6%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
  Due 5/01/02 (Repurchase Proceeds
  $3,500,183); Collateralized by: United
  States Government & Agency Issues (d)                          3,500,000       3,500,000

                                                                           27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------
               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                                  Shares or
                                                                  Principal                 Value
                                                                    Amount                 (Note 2)
---------------------------------------------------------------------------------------------------
State Street Bank (Dated 4/30/02), 1.50%,
   Due 5/01/02 (Repurchase Proceeds
   $2,242,693); Collateralized by: United
   States Government & Agency Issues (d)                         $2,242,600            $  2,242,600
                                                                                       ------------
                                                                                          5,742,600

United States Government Issues 0.0%
United States Treasury Bills:
   Due 5/09/02 (c)                                                   50,000                  49,982
   Due 7/05/02 (c)                                                   65,000                  64,799
                                                                                       ------------
                                                                                            114,781
---------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $54,989,011)                                          46,518,409
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $391,951,535) 97.9%                               361,903,315
Other Assets and Liabilities, Net 2.1%                                                    7,926,946
---------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                      $369,830,261
===================================================================================================

FUTURES
----------------------------------------------------------------------------------------------------

                                                                         Underlying
                                                       Expiration        Face Amount    Unrealized
                                                          Date            at Value     Appreciation
----------------------------------------------------------------------------------------------------
Sold:
100 Five-Year U.S. Treasury Notes                         6/02          $10,604,688      $24,575
----------------------------------------------------------------------------------------------------

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

(b) Restricted security.

(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.

(d) See Note 2(J) of Notes to Financial Statements.

(e) All or a portion of security is when-issued.

(f) Non-income producing security.

(g) Illiquid security.

(h) Accretion Bond.

(i) Affiliated Issuer (See Note 8 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                           (In Thousands, Except As Noted)

                                                    Strong Corporate   Strong Government     Strong High-Yield    Strong Short-Term
                                                       Bond Fund        Securities Fund          Bond Fund            Bond Fund
                                                    ----------------   -----------------     -----------------    -----------------
Assets:
   Investments in Securities, at Value
     (Cost of $1,233,838, $2,252,199, $1,179,538
     and $1,239,204, respectively)                      $1,175,716         $2,286,677            $1,046,481           $1,197,688
   Receivable for Securities Sold                           18,842            102,516                21,142               19,319
   Receivable for Fund Shares Sold                           1,001              1,712                 1,064                   73
   Interest and Dividends Receivable                        22,102             25,225                29,187               16,347
   Paydown Receivable                                          100              1,900                    --                  607
   Variation Margin Receivable                                 126                 28                    --                   --
   Other Assets                                                 37              1,800                    71                   39
                                                        ----------         ----------            ----------           ----------
   Total Assets                                          1,217,924          2,419,858             1,097,945            1,234,073

Liabilities:
   Payable for Securities Purchased                          9,089            387,272                30,018                7,288
   Written Options, at Value (Premiums
     Received of $0, $98, $0 and $0, respectively)              --                 69                    --                   --
   Payable for Fund Shares Redeemed                          1,356              1,658                   977                  486
   Dividends Payable                                         6,969              7,145                 8,852                5,092
   Variation Margin Payable                                     --                 --                    14                   16
   Cash Overdraft Liability                                  1,148                 --                    --                1,849
   Accrued Operating Expenses and Other Liabilities            431                425                   409                  388
                                                        ----------         ----------            ----------           ----------
   Total Liabilities                                        18,993            396,569                40,270               15,119
                                                        ----------         ----------            ----------           ----------
Net Assets                                              $1,198,931         $2,023,289            $1,057,675           $1,218,954
                                                        ==========         ==========            ==========           ==========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)        $1,343,020         $2,003,109            $1,398,098           $1,413,558
   Accumulated Net Investment Income (Loss)                    (41)            (3,532)                   43               (1,547)
   Accumulated Net Realized Loss                           (87,134)           (12,999)             (207,249)            (151,515)
   Net Unrealized Appreciation (Depreciation)              (56,914)            36,711              (133,217)             (41,542)
                                                        ----------         ----------            ----------           ----------
   Net Assets                                           $1,198,931         $2,023,289            $1,057,675           $1,218,954
                                                        ==========         ==========            ==========           ==========

Investor Class ($ and shares in full)
   Net Assets                                       $1,114,966,286     $1,893,448,688          $971,142,920       $1,154,035,487
   Capital Shares Outstanding
     (Unlimited Number Authorized)                     111,765,393        174,974,138           126,322,444          129,199,681

   Net Asset Value Per Share                                 $9.98             $10.82                 $7.69                $8.93
                                                             =====             ======                 =====                =====
Institutional Class ($ and shares in full)
   Net Assets                                          $51,504,517        $85,096,322           $65,226,214          $54,663,791
   Capital Shares Outstanding
     (Unlimited Number Authorized)                       5,168,370          7,857,488             8,486,416            6,114,279

   Net Asset Value Per Share                                 $9.97             $10.83                 $7.69                $8.94
                                                             =====             ======                 =====                =====

Advisor Class ($ and shares in full)
   Net Assets                                          $32,460,653        $44,743,797           $21,305,977          $10,255,116
   Capital Shares Outstanding
     (Unlimited Number Authorized)                       3,254,621          4,135,106             2,778,075            1,147,985

   Net Asset Value Per Share                                 $9.97             $10.82                 $7.67                $8.93
                                                             =====             ======                 =====                =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                 (In Thousands, Except As Noted)

                                                                     Strong
                                                                    Short-Term
                                                                    High Yield
                                                                    Bond Fund
                                                                   -------------
Assets:
   Investments in Securities, at Value (Cost of $391,952)             $361,903
   Receivable for Securities Sold                                        3,362
   Receivable for Fund Shares Sold                                         138
   Interest and Dividends Receivable                                     8,823
   Other Assets                                                             23
                                                                      --------
   Total Assets                                                        374,249

Liabilities:
   Payable for Securities Purchased                                      1,655
   Payable for Fund Shares Redeemed                                        446
   Dividends Payable                                                     2,183
   Variation Margin Payable                                                  5
   Accrued Operating Expenses and Other Liabilities                        130
                                                                      --------
   Total Liabilities                                                     4,419
                                                                      --------

Net Assets                                                            $369,830
                                                                      ========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                      $435,163
   Undistributed Net Investment Income                                      63
   Accumulated Net Realized Loss                                       (35,372)
   Net Unrealized Depreciation                                         (30,024)
                                                                      --------
   Net Assets                                                         $369,830
                                                                      ========

Investor Class ($ and shares in full)
   Net Assets                                                     $345,589,215
   Capital Shares Outstanding (Unlimited Number Authorized)         39,764,549

   Net Asset Value Per Share                                             $8.69
                                                                         =====

Advisor Class ($ and shares in full)
   Net Assets                                                      $24,241,047
   Capital Shares Outstanding (Unlimited Number Authorized)          2,789,144

   Net Asset Value Per Share                                             $8.69
                                                                         =====

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                                      (In Thousands)

                                                        Strong Corporate   Strong Government   Strong High-Yield   Strong Short-Term
                                                           Bond Fund        Securities Fund        Bond Fund           Bond Fund
                                                        ----------------   -----------------   -----------------   -----------------
Income:
  Interest                                                  $ 48,073            $41,437             $ 55,795            $39,958
  Dividends - Unaffiliated Issuers                               387                 --                2,102                587
  Dividends - Affiliated Issuers                                  --                 33                   14                 55
                                                            --------            -------             --------            -------
  Total Income                                                48,460             41,470               57,911             40,600

Expenses (Note 4):
  Investment Advisory Fees                                     2,457              3,074                1,889              2,452
  Administrative Fees                                          1,783              2,362                1,357              1,758
  Custodian Fees                                                  71                122                   22                 72
  Shareholder Servicing Costs                                  1,669              1,592                1,162              1,126
  Reports to Shareholders                                        197                132                  159                216
  Transfer Agency Banking Charges                                 19                  7                    1                 10
  Brokerage Fees                                                   5                  3                    4                  5
  12b-1 Fees - Advisor Class                                      42                 41                   23                 12
  Other                                                          119                168                   84                 68
                                                            --------            -------             --------            -------
  Total Expenses before Expense Offsets                        6,362              7,501                4,701              5,719
  Expense Offsets                                                (47)              (113)                 (29)               (44)
                                                            --------            -------             --------            -------
  Expenses, Net                                                6,315              7,388                4,672              5,675
                                                            --------            -------             --------            -------
Net Investment Income                                         42,145             34,082               53,239             34,925

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                              (63,696)            (6,716)            (104,785)           (41,612)
    Futures Contracts, Written Options and Swaps              (1,662)             3,687                  203             (2,525)
                                                            --------            -------             --------            -------
    Net Realized Loss                                        (65,358)            (3,029)            (104,582)           (44,137)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                              (40,287)           (28,734)              90,867            (26,790)
    Futures Contracts, Written Options and Swaps               2,038             (4,757)                 138              4,840
                                                            --------            -------             --------            -------
    Net Change in Unrealized Appreciation/Depreciation       (38,249)           (33,491)              91,005            (21,950)
                                                            --------            -------             --------            -------
Net Loss on Investments                                     (103,607)           (36,520)             (13,577)           (66,087)
                                                            --------            -------             --------            -------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                ($ 61,462)          ($ 2,438)            $ 39,662           ($31,162)
                                                            ========            =======             ========            =======

                                                                              31

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                 (In Thousands)

                                                                     Strong
                                                                   Short-Term
                                                                   High Yield
                                                                   Bond Fund
                                                                 --------------
Income:
  Interest                                                          $ 14,817
  Dividends - Unaffiliated Issuers                                       763
  Dividends - Affiliated Issuers                                          32
                                                                    --------
  Total Income                                                        15,612
Expenses (Note 4):
  Investment Advisory Fees                                               697
  Administrative Fees                                                    522
  Custodian Fees                                                           2
  Shareholder Servicing Costs                                            349
  Reports to Shareholders                                                 45
  Transfer Agency Banking Charges                                          1
  Brokerage Fees                                                           2
  12b-1 Fees - Advisor Class                                              27
  Other                                                                   32
                                                                    --------
  Total Expenses before Expense Offsets                                1,677
  Expense Offsets                                                        (15)
                                                                    --------
  Expenses, Net                                                        1,662
                                                                    --------
Net Investment Income                                                 13,950

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                      (23,358)
    Futures Contracts                                                   (564)
                                                                    --------
    Net Realized Loss                                                (23,922)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                       12,510
    Futures Contracts                                                    945
                                                                    --------
    Net Change in Unrealized Appreciation/Depreciation                13,455
                                                                    --------
Net Loss on Investments                                              (10,467)
                                                                    --------
Net Increase in Net Assets Resulting from Operations                $  3,483
                                                                    ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       (In Thousands)
                                              Strong Corporate Bond Fund        Strong Government Securities Fund
                                           ---------------------------------    ---------------------------------
                                           Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                            April 30, 2002     Oct. 31, 2001     April 30, 2002     Oct. 31, 2001
                                           ----------------    -------------    ----------------    -------------
                                              (Unaudited)                          (Unaudited)
Operations:
  Net Investment Income                       $   42,145        $   80,541         $   34,082        $   75,347
  Net Realized Gain (Loss)                       (65,173)           22,138             (3,027)           57,198
  Net Change in Unrealized Appreciation
  /Depreciation                                  (38,434)           10,574            (33,493)           75,880
                                              ----------        ----------         ----------        ----------

  Net Increase (Decrease) in Net Assets
   Resulting from Operations                     (61,462)          113,253             (2,438)          208,425
Distributions:
  From Net Investment Income:
    Investor Class                               (40,935)          (78,445)           (38,650)          (75,186)
    Institutional Class                           (1,398)           (1,195)            (1,935)           (2,623)
    Advisor Class                                 (1,075)           (1,056)              (732)             (168)
  From Net Realized Gains:
    Investor Class                                    --                --            (23,585)               --
    Institutional Class                               --                --             (1,018)               --
    Advisor Class                                     --                --               (404)               --
                                              ----------        ----------         ----------        ----------
  Total Distributions                            (43,408)          (80,696)           (66,324)          (77,977)

Capital Share Transactions (Note 9):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions               (53,053)          389,042            312,528           345,801
                                              ----------        ----------         ----------        ----------
Total Increase (Decrease) in Net Assets         (157,923)          421,599            243,766           476,249
Net Assets:
  Beginning of Period                          1,356,854           935,255          1,779,523         1,303,274
                                              ----------        ----------         ----------        ----------
  End of Period                               $1,198,931        $1,356,854         $2,023,289        $1,779,523
                                              ==========        ==========         ==========        ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                    (In Thousands)
                                            Strong High-Yield Bond Fund        Strong Short-Term Bond Fund
                                          --------------------------------   --------------------------------
                                          Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                           April 30, 2002    Oct. 31, 2001    April 30, 2002    Oct. 31, 2001
                                          ----------------   -------------   ----------------   -------------
                                             (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income                      $   53,239        $ 102,752        $   34,925       $   81,399
  Net Realized Gain (Loss)                     (104,582)         (77,702)          (44,137)          10,803
  Net Change in Unrealized
   Appreciation/Depreciation                     91,005         (135,295)          (21,950)          (6,647)
                                             ----------        ---------        ----------       ----------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                     39,662         (110,245)          (31,162)          85,555
Distributions:
  From Net Investment Income:
    Investor Class                              (49,965)        (101,723)          (34,319)         (78,807)
    Institutional Class                          (2,299)            (186)           (1,745)          (3,602)
    Advisor Class                                  (931)            (851)             (260)            (172)
                                             ----------        ---------        ----------       ----------
  Total Distributions                           (53,195)        (102,760)          (36,324)         (82,581)
Capital Share Transactions (Note 9):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions              195,895          371,594          (143,064)         263,713
                                             ----------        ---------        ----------       ----------
Total Increase (Decrease) in Net Assets         182,362          158,589          (210,550)         266,687
Net Assets:
  Beginning of Period                           875,313          716,724         1,429,504        1,162,817
                                             ----------        ---------        ----------       ----------
  End of Period                              $1,057,675        $ 875,313        $1,218,954       $1,429,504
                                             ==========        =========        ==========       ==========

                                                                                    Strong Short-Term
                                                                                   High Yield Bond Fund
                                                                             --------------------------------
                                                                             Six Months Ended    Year Ended
                                                                              April 30, 2002    Oct. 31, 2001
                                                                             ----------------   -------------
                                                                                (Unaudited)
Operations:
  Net Investment Income                                                          $ 13,950         $ 30,669
  Net Realized Loss                                                               (23,922)          (4,783)
  Net Change in Unrealized Appreciation/Depreciation                               13,455          (37,128)
                                                                                 --------         --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   3,483          (11,242)
Distributions:
  From Net Investment Income:
    Investor Class                                                                (13,120)         (29,964)
    Advisor Class                                                                    (767)            (626)
                                                                                 --------         --------
  Total Distributions                                                             (13,887)         (30,590)
Capital Share Transactions (Note 9):
  Net Increase in Net Assets from Capital Share Transactions                       14,413          121,333
                                                                                 --------         --------
Total Increase in Net Assets                                                        4,009           79,501
Net Assets:
  Beginning of Period                                                             365,821          286,320
                                                                                 --------         --------
  End of Period                                                                  $369,830         $365,821
                                                                                 ========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

1. Organization
   The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

   - Strong Corporate Bond Fund (a series fund of Strong Corporate Bond Fund, Inc./(1)/*)

   - Strong Government Securities Fund (a series fund of Strong Government Securities Fund, Inc./(1)/*)

   - Strong High-Yield Bond Fund (a series fund of Strong Income Funds, Inc./(1)/*)

   - Strong Short-Term Bond Fund (a series fund of Short-Term Bond Fund, Inc./(1)/*)

   - Strong Short-Term High Yield Bond Fund (a series fund of Strong Income Funds, Inc./(1)/*)

     /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     * The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2. Significant Accounting Policies
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. Aggregate cost and fair value of illiquid securities held at April 30, 2002 which are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors were as follows:

                                     Aggregate          Aggregate          Percent of
                                        Cost            Fair Value         Net Assets
                                   --------------       ----------         ----------
   Strong Corporate Bond Fund       $34,119,288        $ 4,692,150            0.4%
   Strong High-Yield Bond Fund       14,078,387         10,850,640            1.3%
   Strong Short-Term Bond Fund       45,807,384          9,322,590            0.8%
   Strong Short-Term High Yield
   Bond Fund                          7,032,643          2,961,665            0.8%

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

        Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

        Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

   (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     (N) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (O) Revolving Term Loan Commitments -- The Funds may acquire loan interests whereby the Funds are committed to lend cash to a borrower up to a pre-determined limit. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities as collateral on the Fund's remaining obligation under the loan commitment.

3. Related Party Transactions
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                       Administrative Administrative       Administrative
                                                            Fees -         Fees -               Fees -
                                      Advisory Fees    Investor Class Institutional Class  Advisor Class
                                       Nov. 1, 2001-    Nov. 1, 2001-   Nov. 1, 2001-       Nov. 1, 2001-
                                      April 30, 2002   April 30, 2002   April 30, 2002     April 30, 2002
                                     ---------------   -------------- -------------------  --------------
 Strong Corporate Bond Fund             0.375%/(1)/         0.28%            0.02%             0.28%
 Strong Government Securities Fund      0.350%/(2)/         0.28%            0.02%             0.28%
 Strong High-Yield Bond Fund            0.375%/(1)/         0.28%            0.02%             0.28%
 Strong Short-Term Bond Fund            0.375%/(1)/         0.28%            0.02%             0.28%
 Strong Short-Term High Yield Bond Fund 0.375%/(1)/         0.28%              *               0.28%

 * The Strong Short-Term High Yield Bond Fund does not offer Institutional Class shares.

/(1)/ The Investment Advisory fees are 0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter.

/(2)/ The Investment Advisory fees are 0.350% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended April 30, 2002, Strong Corporate Bond Fund, Strong Government Securities Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund and Strong Short-Term High Yield Bond Fund incurred 12b-1 fees of $41,654, $41,300, $22,606, $12,363 and $26,738, respectively.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2002, is as follows:

                                                  Payable to     Shareholder Servicing   Transfer Agency   Unaffiliated
                                                  Advisor at      and Other Expenses         Banking        Directors'
                                                April 30, 2002      Paid to Advisor          Charges           Fees
                                                --------------   ---------------------   ---------------   ------------
     Strong Corporate Bond Fund                    $254,287           $1,673,584             $18,997          $20,605
     Strong Government Securities Fund               98,910            1,594,918               1,442           26,617
     Strong High-Yield Bond Fund                    238,915            1,165,998                 563           15,238
     Strong Short-Term Bond Fund                    192,524            1,131,003               9,589           20,708
     Strong Short-Term High Yield Bond Fund          62,301              350,916                 640            5,583

4.   Expenses and Expense Offsets
     Class Specific Expenses:

                                                                                                      Transfer
                                                Administrative     Shareholder      Reports to     Agency Banking   Brokerage
                                                     Fees        Servicing Costs   Shareholders       Charges          Fees
                                                --------------   ---------------   -------------   --------------   ---------
     Strong Corporate Bond Fund
       Investor Class                             $1,732,485       $1,632,739        $184,259         $ 7,322        $4,486
       Institutional Class                             3,933            2,985           3,939          11,900            17
       Advisor Class                                  46,652           33,356           8,891              --            --
     Strong Government Securities Fund
       Investor Class                              2,308,090        1,553,092         124,271              --         3,116
       Institutional Class                             7,568            5,592           2,483           6,519            --
       Advisor Class                                  46,256           33,118           5,376              --            --
     Strong High-Yield Bond Fund
       Investor Class                              1,327,591        1,140,569         141,797              --         4,109
       Institutional Class                             4,283            3,203           3,741             679            --
       Advisor Class                                  25,319           18,118          13,630              --            --
     Strong Short-Term Bond Fund
       Investor Class                              1,737,878        1,111,667         212,689           4,746         4,997
       Institutional Class                             5,836            4,429             765           4,836            --
       Advisor Class                                  13,846            9,910           2,232               7            --
     Strong Short-Term High Yield Bond Fund
       Investor Class                                492,572          327,532          39,241             624         1,971
       Advisor Class                                  29,947           21,413           6,215              16            --

     Expense Offsets:

                                                  Expense       Fees Paid
                                                Waivers and   Indirectly by
                                                Absorptions      Advisor      Earnings Credits
                                                -----------   -------------   ----------------
     Strong Corporate Bond Fund
       Investor Class                             $    --        $   --           $35,123
       Institutional Class                             --            --             1,119
       Advisor Class                                9,268           225               946
     Strong Government Securities Fund
       Investor Class                                  --         5,041            96,910
       Institutional Class                             --            --             4,448
       Advisor Class                                4,691            35             1,945
     Strong High-Yield Bond Fund
       Investor Class                                  --           100            15,389
       Institutional Class                             --            --               697
       Advisor Class                               12,792             6               294
       Fund Level                                      --            10                --
     Strong Short-Term Bond Fund
       Investor Class                                  --            --            39,379
       Institutional Class                             --            --             1,851
       Advisor Class                                1,964            --               314
     Strong Short-Term High Yield Bond Fund
       Investor Class                                  --            --             8,080
       Advisor Class                                6,875            --               491

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund,

--------------------------------------------------------------------------------
     borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At April 30, 2002, there were no borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended April 30, 2002 were as follows:

                                                              Purchases                           Sales
                                                  --------------------------------   --------------------------------
                                                  U.S. Government                    U.S. Government
                                                    and Agency           Other         and Agency          Other
                                                  ---------------   --------------   ---------------   --------------
      Strong Corporate Bond Fund                  $1,099,296,381    $1,698,605,765   $1,076,496,228    $1,822,798,959
      Strong Government Securities Fund            6,651,705,267       306,115,523    6,152,327,841       455,753,634
      Strong High-Yield Bond Fund                             --       662,332,886               --       466,419,923
      Strong Short-Term Bond Fund                    590,321,342       525,227,305      524,214,971       816,646,525
      Strong Short-Term High Yield Bond Fund                  --       153,857,901               --       132,673,547

7. Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2002:

                                                                                                 Net Unrealized
                                                                      Gross           Gross      Appreciation/
                                                     Cost of        Unrealized     Unrealized    (Depreciation)
                                                   Investments     Appreciation   Depreciation   on Investments
                                                  --------------   ------------   ------------   --------------
      Strong Corporate Bond Fund                  $1,238,199,483   $15,686,202    $ 78,169,454   ($ 62,483,252)
      Strong Government Securities Fund            2,261,230,002    37,543,872      12,097,325      25,446,547
      Strong High-Yield Bond Fund                  1,181,486,298    45,822,848     180,828,556    (135,005,708)
      Strong Short-Term Bond Fund                  1,252,814,606     8,863,367      63,989,975     (55,126,608)
      Strong Short-Term High Yield Bond Fund         392,010,377     5,126,617      35,233,679     (30,107,062)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     Net capital loss carryovers at October 31, 2001, (expiring in varying amounts through 2009) were $19,266,251, $101,384,789, $97,424,446 and
     $12,296,527 for Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund and Strong Short-Term High Yield Bond Fund, respectively.

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2002 is as follows:

                                            Balance of      Gross       Gross Sales    Balance of       Value     Dividend Income
                                           Shares Held     Purchases       and        Shares Held     April 30,   Nov. 1, 2001-
                                           Nov. 1, 2001  and Additions  Reductions   April 30, 2002     2002      April 30, 2002
                                           ------------  -------------  -----------  --------------  -----------  ---------------
     Strong Government Securities Fund
     ---------------------------------
     Strong Heritage Money Fund                 --        16,500,000    16,500,000         --           --            $33,404

     Strong High-Yield Bond Fund
     ---------------------------
     Strong Heritage Money Fund                 --        14,000,000    14,000,000         --           --             13,745

     Strong Short-Term Bond Fund
     ---------------------------
     Strong Heritage Money Fund                 --        22,000,000     3,000,000     19,000,000    $19,000,000       55,356

     Strong Short-Term High Yield Bond Fund
     --------------------------------------
     Strong Heritage Money Fund                 --        18,000,000    18,000,000         --           --             32,113

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

9.   Capital Share Transactions

                                                            Strong Corporate                  Strong Government
                                                               Bond Fund                       Securities Fund
                                                   ---------------------------------   ---------------------------------
                                                   Six Months Ended    Year Ended      Six Months Ended    Year Ended
                                                    April 30, 2002    Oct. 31, 2001     April 30, 2002    Oct. 31, 2001
                                                   ----------------   --------------   ----------------   --------------
                                                     (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                         $240,339,984      $629,970,564     $655,155,903       $797,153,345
  Proceeds from Reinvestment of Distributions         30,390,092        58,155,335       57,758,331         68,152,583
  Payment for Shares Redeemed                       (349,428,479)     (349,060,741)    (445,416,368)      (582,821,694)
                                                    ------------      ------------     ------------        -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (78,698,403)      339,065,158      267,497,866        282,484,234

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           27,656,979        28,855,158       31,265,316         58,015,914
  Proceeds from Reinvestment of Distributions            539,973           857,827        1,677,053          1,389,398
  Payment for Shares Redeemed                         (5,651,505)       (4,496,667)     (21,248,648)        (7,942,101)
                                                    ------------      ------------     ------------        -----------
  Net Increase in Net Assets from
    Capital Share Transactions                        22,545,447        25,216,318       11,693,721         51,463,211

ADVISOR CLASS
  Proceeds from Shares Sold                           12,125,692        31,448,514       36,514,056         12,897,469
  Proceeds from Reinvestment of Distributions          1,050,112           933,742        1,014,492            129,414
  Payment for Shares Redeemed                        (10,075,473)       (7,621,404)      (4,191,782)        (1,173,438)
                                                    ------------      ------------     ------------        -----------
  Net Increase in Net Assets from
    Capital Share Transactions                         3,100,331        24,760,852       33,336,766         11,853,445
                                                    ------------      ------------     ------------        -----------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                  ($ 53,052,625)     $389,042,328     $312,528,353       $345,800,890
                                                    ============      ============     ============       ============
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                23,159,442        58,391,653       60,466,933         73,978,495
  Issued in Reinvestment of Distributions              2,910,559         5,406,820        5,328,257          6,373,413
  Redeemed                                           (34,022,027)      (32,463,100)     (41,063,019)       (54,293,413)
                                                      ----------        ----------       ----------         ----------
  Net Increase (Decrease) in Shares                   (7,952,026)       31,335,373       24,732,171         26,058,495

INSTITUTIONAL CLASS
  Sold                                                 2,699,673         2,674,155        2,882,983          5,374,548
  Issued in Reinvestment of Distributions                 51,790            79,610          154,915            129,544
  Redeemed                                              (549,087)         (414,598)      (1,942,564)          (729,815)
                                                      ----------        ----------       ----------         ----------
  Net Increase in Shares                               2,202,376         2,339,167        1,095,334          4,774,277

ADVISOR CLASS
  Sold                                                 1,167,349         2,908,409        3,330,017          1,187,288
  Issued in Reinvestment of Distributions                100,667            86,543           93,951             11,950
  Redeemed                                              (981,011)         (712,106)        (388,048)          (108,380)
                                                      ----------        ----------       ----------         ----------
  Net Increase in Shares                                 287,005         2,282,846        3,035,920          1,090,858
                                                      ----------        ----------       ----------         ----------
Net Increase (Decrease) in Shares of the Fund         (5,462,645)       35,957,386       28,863,425         31,923,630
                                                      ==========        ==========       ==========         ==========

---------------------------------------------------------------------------------------------------------------------
                                                        Strong High-Yield                   Strong Short-Term
                                                            Bond Fund                           Bond Fund
                                                ---------------------------------   ---------------------------------
                                                Six Months Ended    Year Ended      Six Months Ended    Year Ended
                                                 April 30, 2002    Oct. 31, 2001     April 30, 2002    Oct. 31, 2001
                                                ----------------   --------------   ----------------   --------------
                                                  (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                       $335,306,348      $717,995,085      $176,866,888      $671,745,757
  Proceeds from Reinvestment of Distributions       35,707,489        68,530,927        29,906,776        65,060,085
  Payment for Shares Redeemed                     (234,850,300)     (446,264,963)     (337,153,218)     (529,743,452)
                                                  ------------      ------------      ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                     136,163,537       340,261,049      (130,379,554)      207,062,390

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                         60,953,367        14,237,342        16,971,724        55,064,044
  Proceeds from Reinvestment of Distributions        1,737,424            74,014         1,443,756         3,127,631
  Payment for Shares Redeemed                       (9,739,237)               --       (32,195,097)      (11,298,941)
                                                  ------------      ------------      ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      52,951,554        14,311,356       (13,779,617)       46,892,734

ADVISOR CLASS
  Proceeds from Shares Sold                          8,311,122        18,521,723         4,675,869        11,430,601
  Proceeds from Reinvestment of Distributions          895,288           680,525           260,457           128,929
  Payment for Shares Redeemed                       (2,426,484)       (2,180,462)       (3,841,394)       (1,801,299)
                                                  ------------      ------------      ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                       6,779,926        17,021,786         1,094,932         9,758,231
                                                  ------------      ------------      ------------      ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                      $195,895,017      $371,594,191     ($143,064,239)     $263,713,355
                                                  ============      ============      ============      ============
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                              42,353,550        78,287,079        19,321,004        70,685,512
  Issued in Reinvestment of Distributions            4,541,738         7,679,590         3,257,606         6,860,070
  Redeemed                                         (29,809,821)      (50,723,199)      (36,905,517)      (55,879,402)
                                                  ------------      ------------      ------------      ------------
  Net Increase (Decrease) in Shares                 17,085,467        35,243,470       (14,326,907)       21,666,180

INSTITUTIONAL CLASS
  Sold                                               7,738,883         1,748,212         1,853,998         5,810,023
  Issued in Reinvestment of Distributions              221,265             9,306           156,836           328,910
  Redeemed                                          (1,231,250)               --        (3,497,772)       (1,190,802)
                                                  ------------      ------------      ------------      ------------
  Net Increase (Decrease) in Shares                  6,728,898         1,757,518        (1,486,938)        4,948,131

ADVISOR CLASS
  Sold                                               1,057,237         2,082,837           512,250         1,201,468
  Issued in Reinvestment of Distributions              114,109            79,462            28,400            13,549
  Redeemed                                            (309,105)         (259,159)         (420,518)         (188,873)
                                                  ------------      ------------      ------------      ------------
  Net Increase in Shares                               862,241         1,903,140           120,132         1,026,144
                                                  ------------      ------------      ------------      ------------
Net Increase (Decrease) in Shares of the Fund       24,676,606        38,904,128       (15,693,713)       27,640,455
                                                  ============      ============      ============      ============

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                 Strong Short-Term
                                                               High-Yield Bond Fund
                                                         ---------------------------------
                                                         Six Months Ended    Year Ended
                                                          April 30, 2002    Oct. 31, 2001
                                                         ----------------   --------------
                                                           (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $120,856,250      $372,807,969
  Proceeds from Reinvestment of Distributions                11,390,379        25,508,673
  Payment for Shares Redeemed                              (125,201,835)     (295,959,804)
                                                           ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                7,044,794       102,356,838

ADVISOR CLASS
  Proceeds from Shares Sold                                   9,896,262        21,086,890
  Proceeds from Reinvestment of Distributions                   737,294           521,852
  Payment for Shares Redeemed                                (3,265,065)       (2,632,932)
                                                           ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                7,368,491        18,975,810
                                                           ------------      ------------
Net Increase in Net Assets from
  Capital Share Transactions                               $ 14,413,285      $121,332,648
                                                           ============      ============
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                       13,496,831        38,108,034
  Issued in Reinvestment of Distributions                     1,275,232         2,627,020
  Redeemed                                                  (14,015,938)      (30,713,638)
                                                             ----------        ----------
  Net Increase in Shares                                        756,125        10,021,416

ADVISOR CLASS
  Sold                                                        1,107,662         2,179,655
  Issued in Reinvestment of Distributions                        82,557            54,573
  Redeemed                                                     (365,972)         (273,969)
                                                             ----------        ----------
  Net Increase in Shares                                        824,247         1,960,259
                                                             ----------        ----------
Net Increase in Shares of the Fund                            1,580,372        11,981,675
                                                             ==========        ==========

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Period Ended
                                                               ---------------------------------------------------------------------
                                                               April 30,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/     2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.80      $10.43      $10.60      $11.09      $11.08      $10.64
Income From Investment Operations:
   Net Investment Income                                           0.33        0.76        0.77        0.73        0.73        0.74
   Net Realized and Unrealized Gains (Losses) on Investments      (0.81)       0.37       (0.19)      (0.49)       0.02        0.44
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.48)       1.13        0.58        0.24        0.75        1.18
Less Distributions:
   From Net Investment Income                                     (0.34)      (0.76)      (0.75)      (0.73)      (0.73)      (0.74)
   In Excess of Net Investment Income                                --          --          --          --       (0.01)         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.34)      (0.76)      (0.75)      (0.73)      (0.74)      (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.98      $10.80      $10.43      $10.60      $11.09      $11.08
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -4.5%      +11.1%       +5.7%       +2.2%       +6.8%      +11.5%
   Net Assets, End of Period (In Millions)                       $1,115      $1,293        $921        $868        $819        $492
   Ratio of Expenses to Average Net Assets Before Expense
    Offsets                                                        1.0%*       0.9%        0.9%        0.8%        0.9%        1.0%
   Ratio of Expenses to Average Net Assets                         1.0%*       0.9%        0.9%        0.8%        0.9%        1.0%
   Ratio of Net Investment Income to Average Net Assets            6.4%*       7.0%        7.3%        6.7%        6.5%        6.8%
   Portfolio Turnover Rate/(c)/                                  217.9%      341.4%      293.9%      403.2%      366.9%      542.4%

STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                               ---------------------------------------------
                                                               April 30,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data(a)                                      2002/(b)/     2001        2000      1999/(d)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.79      $10.42      $10.59      $10.58
Income From Investment Operations:
   Net Investment Income                                           0.36        0.81        0.80        0.13
   Net Realized and Unrealized Gains (Losses) on Investments      (0.82)       0.37       (0.17)       0.01
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.46)       1.18        0.63        0.14
Less Distributions:
   From Net Investment Income                                     (0.36)      (0.81)      (0.80)      (0.13)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.36)      (0.81)      (0.80)      (0.13)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.97      $10.79      $10.42      $10.59
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                   -4.3%      +11.6%       +6.2%       +1.4%
   Net Assets, End of Period (In Millions)                          $52         $32          $7          $1
   Ratio of Expenses to Average Net Assets Before Expense Offsets  0.5%*       0.5%        0.4%        0.4%*
   Ratio of Expenses to Average Net Assets                         0.5%*       0.5%        0.4%        0.4%*
   Ratio of Net Investment Income to Average Net Assets            7.1%*       7.4%        7.7%        6.9%*
   Portfolio Turnover Rate/(c)/                                  217.9%      341.4%      293.9%      403.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1,
    1999 (Commencement of Class) to October 31, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                      --------------------------------------------
                                                                       April 30,   Oct. 31,  Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/     2001      2000     1999/(c)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.80     $10.42     $10.59     $10.58
Income From Investment Operations:
  Net Investment Income                                                   0.33       0.74       0.73       0.12
  Net Realized and Unrealized Gains (Losses) on Investments              (0.83)      0.38      (0.17)      0.01
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       (0.50)      1.12       0.56       0.13
Less Distributions:
  From Net Investment Income                                             (0.33)     (0.74)     (0.73)     (0.12)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.33)     (0.74)     (0.73)     (0.12)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 9.97     $10.80     $10.42     $10.59
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                                           -4.7%     +11.0%      +5.5%      +1.2%
  Net Assets, End of Period (In Millions)                                  $32        $32         $7         $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets          1.2%*      1.3%       1.1%       1.2%*
  Ratio of Expenses to Average Net Assets                                 1.1%*      1.1%       1.1%       1.2%*
  Ratio of Net Investment Income to Average Net Assets                    6.4%*      6.7%       6.9%       6.8%*
  Portfolio Turnover Rate/(e)/                                          217.9%     341.4%     293.9%     403.2%


STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                -----------------------------------------------------------------
                                                                 April 30,  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                     2002/(b)/    2001       2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $11.26     $10.33     $10.23     $11.04     $10.70     $10.44
Income From Investment Operations:
  Net Investment Income                                             0.21       0.55       0.59       0.58       0.60       0.65
  Net Realized and Unrealized Gains (Losses) on Investments        (0.24)      0.95       0.10      (0.58)      0.34       0.26
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (0.03)      1.50       0.69      (0.00)      0.94       0.91
Less Distributions:
  From Net Investment Income                                       (0.25)     (0.57)     (0.59)     (0.58)     (0.60)     (0.65)
  From Net Realized Gains                                          (0.16)        --         --      (0.23)        --         --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.41)     (0.57)     (0.59)     (0.81)     (0.60)     (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.82     $11.26     $10.33     $10.23     $11.04     $10.70
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     -0.2%     +14.9%      +7.0%      -0.0%/(f)/ +9.1%      +9.1%
  Net Assets, End of Period (In Millions)                         $1,893     $1,691     $1,283     $1,340     $1,309       $843
  Ratio of Expenses to Average Net Assets Before Expense Offsets    0.9%*      0.9%       0.9%       0.8%       0.8%       0.8%
  Ratio of Expenses to Average Net Assets                           0.9%*      0.9%       0.9%       0.8%       0.8%       0.8%
  Ratio of Net Investment Income to Average Net Assets              3.8%*      5.1%       5.8%       5.5%       5.5%       6.2%
  Portfolio Turnover Rate/(e)/                                    335.3%     552.2%     373.3%     185.3%     284.1%     474.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount calculated is less than 0.05%.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                       --------------------------------------------
                                                                        April 30,  Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                            2002/(b)/    2001       2000     1999/(c)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 11.26     $10.34     $10.22     $10.21
Income From Investment Operations:
  Net Investment Income                                                    0.26       0.60       0.64       0.11
  Net Realized and Unrealized Gains (Losses) on Investments               (0.26)      0.93       0.12       0.01
  -----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (0.00)/(d)/ 1.53       0.76       0.12
Less Distributions:
  From Net Investment Income                                              (0.27)     (0.61)     (0.64)     (0.11)
  From Net Realized Gains                                                 (0.16)        --         --         --
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.43)     (0.61)     (0.64)     (0.11)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.83     $11.26     $10.34     $10.22
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                            +0.1%     +15.3%      +7.7%      +1.1%
  Net Assets, End of Period (In Millions)                                   $85        $76        $21         $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           0.4%*      0.5%       0.4%       0.4%*
  Ratio of Expenses to Average Net Assets                                  0.4%*      0.5%       0.4%       0.4%*
  Ratio of Net Investment Income to Average Net Assets                     4.7%*      5.4%       6.2%       5.9%*
  Portfolio Turnover Rate/(f)/                                           335.3%     552.2%     373.3%     185.3%


STRONG GOVERNMENT SECURITIES FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                       --------------------------------------------
                                                                        April 30,  Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                            2002/(b)/    2001       2000     1999/(c)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $11.25     $10.33     $10.22     $10.21
Income From Investment Operations:
  Net Investment Income                                                    0.22       0.54       0.56       0.09
  Net Realized and Unrealized Gains (Losses) on Investments               (0.25)      0.92       0.11       0.01
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (0.03)      1.46       0.67       0.10
Less Distributions:
  From Net Investment Income                                              (0.24)     (0.54)     (0.56)     (0.09)
  From Net Realized Gains                                                 (0.16)        --         --         --
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.40)     (0.54)     (0.56)     (0.09)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.82     $11.25     $10.33     $10.22
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                            -0.3%     +14.5%      +6.8%      +1.0%
  Net Assets, End of Period (In Millions)                                   $45        $12         $0/(e)/    $0/(e)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets           1.1%*      1.4%       1.9%       1.2%*
  Ratio of Expenses to Average Net Assets                                  1.1%*      1.1%       1.1%       1.2%*
  Ratio of Net Investment Income to Average Net Assets                     4.0%*      4.5%       5.5%       5.4%*
  Portfolio Turnover Rate/(f)/                                           335.3%     552.2%     373.3%     185.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d)  Amount calculated is less that $0.005.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                -----------------------------------------------------------------
                                                                 April 30,   Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/    2001      2000       1999       1998       1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $7.75     $9.68     $10.60     $10.73     $11.94     $11.26

Income From Investment Operations:
  Net Investment Income                                              0.41      1.03       1.14       1.09       1.05       1.05
  Net Realized and Unrealized Gains (Losses) on                     (0.06)    (1.93)     (0.92)     (0.05)     (0.89)      0.81
    Investments
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.35     (0.90)      0.22       1.04       0.16       1.86

Less Distributions:
  From Net Investment Income                                        (0.41)    (1.03)     (1.14)     (1.08)     (1.04)     (1.05)
  In Excess of Net Investment Income                                   --        --         --         --      (0.01)        --
  From Net Realized Gains                                              --        --         --      (0.09)     (0.32)     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.41)    (1.03)     (1.14)     (1.17)     (1.37)     (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $7.69     $7.75      $9.68     $10.60     $10.73     $11.94
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +4.6%    -10.1%      +1.9%      +9.8%      +0.9%     +17.3%
  Net Assets, End of Period (In Millions)                            $971      $847       $717       $595       $462       $510
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.9%*     0.9%       0.9%       0.8%       0.8%       0.8%
  Ratio of Expenses to Average Net Assets                            0.9%*     0.9%       0.9%       0.8%       0.8%       0.6%
  Ratio of Net Investment Income to Average Net Assets              10.5%*    11.5%      11.0%       9.8%       8.8%       8.9%
  Portfolio Turnover Rate/(c)/                                      49.1%    114.4%     103.8%     144.7%     224.4%     409.3%


STRONG HIGH-YIELD BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                     Period Ended
                                                                 ---------------------
                                                                  April 30,  Oct. 31,
Selected Per-Share Data/(a)/                                      2002/(b)/ 2001/(d)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $7.75     $8.56

Income From Investment Operations:
  Net Investment Income                                              0.43      0.26
  Net Realized and Unrealized Losses on Investments                 (0.06)    (0.81)
--------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.37     (0.55)

Less Distributions:
  From Net Investment Income                                        (0.43)    (0.26)
--------------------------------------------------------------------------------------
  Total Distributions                                               (0.43)    (0.26)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $7.69     $7.75
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                      +4.8%     -6.5%
  Net Assets, End of Period (In Millions)                             $65       $14
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.5%*     0.5%*
  Ratio of Expenses to Average Net Assets                            0.4%*     0.5%*
  Ratio of Net Investment Income to Average Net Assets              10.7%*    12.9%*
  Portfolio Turnover Rate/(c)/                                      49.1%    114.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  For the period from July 31, 2001 (Commencement of Class) to October 31,
     2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                                   -------------------------------
                                                                    April 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/    2001   2000/(c)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $7.74     $9.67    $10.78

Income From Investment Operations:
  Net Investment Income                                                0.40      1.01      0.75
  Net Realized and Unrealized Losses on Investments                   (0.07)    (1.93)    (1.11)
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.33     (0.92)    (0.36)

Less Distributions:
  From Net Investment Income                                          (0.40)    (1.01)    (0.75)
--------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.40)    (1.01)    (0.75)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $7.67     $7.74    $ 9.67
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                        +4.3%    -10.3%     -3.4%
  Net Assets, End of Period (In Millions)                               $21       $15        $0/(d)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets       1.3%*     1.6%      1.2%*
  Ratio of Expenses to Average Net Assets                              1.1%*     1.1%      1.1%*
  Ratio of Net Investment Income to Average Net Assets                10.3%*    11.3%     10.7%*
  Portfolio Turnover Rate/(e)/                                        49.1%    114.4%    103.8%


STRONG SHORT-TERM BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                    -------------------------------------------------------------
                                                                    April 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                        2002/(b)/    2001      2000      1999      1998       1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.39     $9.34     $9.41     $9.57     $9.78      $9.75

Income From Investment Operations:
   Net Investment Income                                               0.24      0.60      0.63      0.62      0.66       0.69
   Net Realized and Unrealized Gains (Losses) on Investments          (0.45)     0.05     (0.07)    (0.17)    (0.21)      0.03
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.21)     0.65      0.56      0.45      0.45       0.72

Less Distributions:
   From Net Investment Income                                         (0.25)    (0.60)    (0.63)    (0.61)    (0.66)     (0.69)
   In Excess of Net Investment Income                                    --        --        --        --     (0.00)/(f)/  --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.25)    (0.60)    (0.63)    (0.61)    (0.66)     (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $8.93     $9.39     $9.34     $9.41     $9.57      $9.78
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -2.3%     +7.1%     +6.2%     +4.8%     +4.7%      +7.6%
   Net Assets, End of Period (In Millions)                           $1,154    $1,348    $1,138    $1,272    $1,329     $1,310
   Ratio of Expenses to Average Net Assets Before Expense              0.9%*     0.9%      0.9%      0.8%      0.8%       0.9%
   Offsets
   Ratio of Expenses to Average Net Assets                             0.9%*     0.9%      0.9%      0.8%      0.8%       0.9%
   Ratio of Net Investment Income to Average Net Assets                5.3%*     6.2%      6.7%      6.5%      6.7%       7.0%
   Portfolio Turnover Rate/(e)/                                       89.1%    129.3%     94.1%    124.2%    138.3%     193.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  For the period from March 1, 2000 (Commencement of Class) to October 31,
     2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                                      ------------------------------------------
                                                                       April 30,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/    2001      2000    1999/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $9.40     $9.35     $9.42     $9.42
Income From Investment Operations:
  Net Investment Income                                                   0.26      0.64      0.67      0.11
  Net Realized and Unrealized Gains (Losses) on Investments              (0.45)     0.05     (0.07)       --
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       (0.19)     0.69      0.60      0.11
Less Distributions:
  From Net Investment Income                                             (0.27)    (0.64)    (0.67)    (0.11)
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.27)    (0.64)    (0.67)    (0.11)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $8.94     $9.40     $9.35     $9.42
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                                           -2.0%     +7.6%     +6.6%     +1.2%
  Net Assets, End of Period (In Millions)                                  $55       $71       $25       $13
  Ratio of Expenses to Average Net Assets Before Expense Offsets          0.5%*     0.4%      0.4%      0.4%*
  Ratio of Expenses to Average Net Assets                                 0.4%*     0.4%      0.4%      0.4%*
  Ratio of Net Investment Income to Average Net Assets                    5.7%*     6.6%      7.2%      6.8%*
  Portfolio Turnover Rate/(d)/                                           89.1%    129.3%     94.1%    124.2%


STRONG SHORT-TERM BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                                      ------------------------------------------
                                                                       April 30,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/    2001      2000    1999/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $9.40     $9.34     $9.41      $9.42
Income From Investment Operations:
   Net Investment Income                                                  0.23      0.58      0.60       0.10
   Net Realized and Unrealized Gains (Losses) on Investments             (0.46)     0.06     (0.07)     (0.01)
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.23)     0.64      0.53       0.09
Less Distributions:
   From Net Investment Income                                            (0.24)    (0.58)    (0.60)     (0.10)
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.24)    (0.58)    (0.60)     (0.10)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $8.93     $9.40     $9.34      $9.41
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                          -2.5%     +6.9%     +5.8%      +0.9%
   Net Assets, End of Period (In Millions)                                 $10       $10        $0/(e)/    $0/(e)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets         1.2%*     1.3%      2.0%       1.2%*
   Ratio of Expenses to Average Net Assets                                1.1%*     1.1%      1.1%       1.2%*
   Ratio of Net Investment Income to Average Net Assets                   5.0%*     5.5%      6.5%       6.3%*
   Portfolio Turnover Rate/(d)/                                          89.1%    129.3%     94.1%     124.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                  -----------------------------------------------------------------
                                                                   April 30, Oct. 31,  Oct. 31,    Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                       2002/(b)/   2001      2000        1999       1998     1997/(c)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $8.93     $9.88     $10.21      $10.20     $10.24     $10.00

Income From Investment Operations:
  Net Investment Income                                              0.33      0.82       0.81        0.79       0.77       0.25
  Net Realized and Unrealized Gains (Losses) on Investments         (0.24)    (0.95)     (0.33)       0.06       0.01       0.24
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.09     (0.13)      0.48        0.85       0.78       0.49

Less Distributions:
  From Net Investment Income                                        (0.33)    (0.82)     (0.81)      (0.79)     (0.77)     (0.25)
  From Net Realized Gains                                              --        --      (0.00)/(d)/ (0.05)     (0.05)        --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.33)    (0.82)     (0.81)      (0.84)     (0.82)     (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $8.69     $8.93      $9.88      $10.21     $10.20     $10.24
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +1.0%     -1.6%      +4.9%       +8.5%      +7.7%      +4.9%
  Net Assets, End of Period (In Millions)                            $346      $348       $286        $252       $106        $45
  Ratio of Expenses to Average Net Assets Before Expense Offsets     0.9%*     0.8%       0.8%        0.8%       0.9%       1.0%*
  Ratio of Expenses to Average Net Assets                            0.9%*     0.8%       0.8%        0.8%       0.9%       1.0%*
  Ratio of Net Investment Income to Average Net Assets               7.5%*     8.5%       8.1%        7.6%       7.4%       7.7%*
  Portfolio Turnover Rate/(e)/                                      37.8%     72.9%      66.8%       60.1%     190.1%      96.2%


STRONG SHORT-TERM HIGH YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                  --------------------------------
                                                                   April 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                       2002/(b)/    2001    2000/(f)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $8.93      $9.88     $10.05

Income From Investment Operations:
  Net Investment Income                                              0.32       0.79       0.51
  Net Realized and Unrealized Losses on Investments                 (0.24)     (0.95)     (0.17)
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.08      (0.16)      0.34

Less Distributions:
  From Net Investment Income                                        (0.32)     (0.79)     (0.51)
--------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.32)     (0.79)     (0.51)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $8.69      $8.93      $9.88
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                      +0.9%      -1.9%      +4.3%
  Net Assets, End of Period (In Millions)                             $24        $18         $0/(g)/
  Ratio of Expenses to Average Net Assets Before Expense Offsets     1.2%*      1.3%       1.2%*
  Ratio of Expenses to Average Net Assets                            1.1%*      1.1%       1.1%*
  Ratio of Net Investment Income to Average Net Assets               7.2%*      7.9%       7.6%*
  Portfolio Turnover Rate/(e)/                                      37.8%      72.9%      66.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  For the period from June 30, 1997 (inception) to October 31, 1997.
(d)  Amount calculated is less than $0.005.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  For the period from March 1, 2000 (Commencement of Class) to October 31,
     2000.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

     DIRECTORS AND OFFICERS
     ---------------------------------------------------------------------------

     Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds").


   * Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

          Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


     Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July
     1994.

          Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


     Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March
     2002.

          Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.


     Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

          Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.


     Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December
     1999.

          Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.


     William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

          Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

     ---------------------------------------------------------------------------

     Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

          Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank,
     La Crosse-Madison.


     Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

          Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


     Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

          Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.


     Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

          Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer).

     From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.


     John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April
     1999.

          Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


     Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

          Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


          Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


          The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

     NOTES
     ---------------------------------------------------------------------------

     NOTES
     ---------------------------------------------------------------------------

     NOTES
     ---------------------------------------------------------------------------

     Directors
       Richard S. Strong
       Willie D. Davis
       Gordon B. Greer
       Stanley Kritzik
       Neal Malicky
       William F. Vogt

     Officers
       Richard S. Strong, Chairman of the Board
       Dennis A. Wallestad, Vice President
       Thomas M. Zoeller, Vice President
       Richard W. Smirl, Vice President and Secretary
       Susan A. Hollister, Vice President and Assistant Secretary
       Gilbert L. Southwell III, Assistant Secretary
       John W. Widmer, Treasurer

     Investment Advisor
       Strong Capital Management, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Distributor
       Strong Investments, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Custodian
       State Street Bank and Trust Company
       801 Pennsylvania Avenue, Kansas City, Missouri 64101

     Transfer Agent and Dividend-Disbursing Agent
       Strong Investor Services, Inc.
       P.O. Box 2936, Milwaukee, Wisconsin 53201

     Independent Accountants
       PricewaterhouseCoopers LLP
       100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

     Legal Counsel
       Godfrey & Kahn, S.C.
       780 North Water Street, Milwaukee, Wisconsin 53202

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT24169-0402


     Strong Investments
     P.O. Box 2936 | Milwaukee, WI 53201
     www.Strong.com

     ---------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.Strong.com


     [STRONG LOGO]

                                                                SINC/WH2140 0402